Exhibit 99.2

Supplemental Information

Fourth Quarter 2008

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

1

Bank of America Corporation and Subsidiaries

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Year Ended December 31		Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter

	2008	2007	2008 (1)	2008	2008	2008	2007
Income statement
Net interest income	$45,360	$34,441	$13,106	$11,642	$10,621	$9,991	$9,165
Noninterest income	27,422	32,392	2,574	7,979	9,789	7,080	3,639
Total revenue, net of interest expense	72,782	66,833	15,680	19,621	20,410	17,071	12,804
Provision for credit losses	26,825	8,385	8,535	6,450	5,830	6,010	3,310
Noninterest expense, before merger and restructuring charges	40,594	37,114	10,641	11,413	9,447	9,093	10,269
Merger and restructuring charges	935	410	306	247	212	170	140
Income tax expense (benefit)	420	5,942	(2,013)	334	1,511	588	(1,183)
Net income (loss)	4,008	14,982	(1,789)	1,177	3,410	1,210	268
Preferred stock dividends	1,452	182	603	473	186	190	53
Net income (loss) applicable to common shareholders	2,556	14,800	(2,392)	704	3,224	1,020	215
Diluted earnings (loss) per common share	0.55	3.30	(0.48)	0.15	0.72	0.23	0.05
Average diluted common shares issued and outstanding	4,612,491	4,480,254	4,957,049	4,563,508	4,457,193	4,461,201	4,470,108
Dividends paid per common share	$2.24	$2.40	$0.32	$0.64	$0.64	$0.64	$0.64

Performance ratios
Return on average assets	0.22%	0.94%	(0.37)%	0.25%	0.78%	0.28%	0.06%
Return on average common shareholders’ equity	1.80	11.08	(6.68)	1.97	9.25	2.90	0.60

At period end
Book value per share of common stock	$27.77	$32.09	$27.77	$30.01	$31.11	$31.22	$32.09
Tangible book value per share of common stock (2)	11.44	14.62	11.44	12.08	13.65	13.73	14.62
Market price per share of common stock:
Closing price	$14.08	$41.26	$14.08	$35.00	$23.87	$37.91	$41.26
High closing price for the period	45.03	54.05	38.13	37.48	40.86	45.03	52.71
Low closing price for the period	11.25	41.10	11.25	18.52	23.87	35.31	41.10
Market capitalization	70,645	183,107	70,645	159,672	106,292	168,806	183,107

Number of banking centers - domestic	6,139	6,149	6,139	6,139	6,131	6,148	6,149
Number of branded ATMs - domestic	18,685	18,753	18,685	18,584	18,531	18,491	18,753
Full-time equivalent employees	243,075	209,718	243,075	249,993	206,587	209,096	209,718

(1)	Due to the net loss for the three months ended December 31, 2008, the impact of antidilutive equity instruments have been excluded from diluted earnings per share and average diluted common shares.
(2)	Tangible book value per share of common stock is a non-GAAP measure. For a corresponding reconciliation of common tangible shareholders’ equity to a GAAP financial measure, see Supplemental Financial Data on page 3. We believe the use of this non-GAAP measure provides additional clarity in assessing the results of the Corporation.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

			Fourth Quarter 2008	Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007
	Year Ended December 31
	2008	2007
Net interest income	$46,554	$36,190	$13,406	$11,920	$10,937	$10,291	$9,815
Total revenue, net of interest expense	73,976	68,582	15,980	19,899	20,726	17,371	13,454
Net interest yield	2.98%	2.60%	3.31%	2.93%	2.92%	2.73%	2.61%
Efficiency ratio	56.14	54.71	68.51	58.60	46.60	53.32	77.36

Reconciliation to GAAP financial measures

Supplemental financial data presented on an operating basis is a basis of presentation not defined by accounting principles generally accepted in the United States (GAAP) that excludes merger and restructuring charges. We believe that the exclusion of merger and restructuring charges, which represent events outside our normal operations, provides a meaningful period-to-period comparison and is more reflective of normalized operations.

Return on average common shareholders’ equity and return on average tangible shareholders’ equity utilize non-GAAP allocation methodologies. Return on average common shareholders’ equity measures the earnings contribution of a unit as a percentage of the shareholders’ equity allocated to that unit. Return on average tangible shareholders’ equity measures the earnings contribution of the Corporation as a percentage of shareholders’ equity reduced by goodwill. These measures are used to evaluate our use of equity (i.e., capital) at the individual unit level and are integral components in the analytics for resource allocation. The efficiency ratio measures the costs expended to generate a dollar of revenue. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.

Other companies may define or calculate supplemental financial data differently. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, and the years ended December 31, 2008 and 2007.

Reconciliation of net income to operating earnings

			Fourth Quarter 2008	Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007
	Year Ended December 31
	2008	2007
Net income (loss)	$4,008	$14,982	$(1,789)	$1,177	$3,410	$1,210	$268
Merger and restructuring charges	935	410	306	247	212	170	140
Related income tax benefit	(305)	(152)	(100)	(64)	(78)	(63)	(52)

Operating earnings (loss)	$4,638	$15,240	$(1,583)	$1,360	$3,544	$1,317	$356

Reconciliation of ending common shareholders’ equity to ending common tangible shareholders’ equity

Ending common shareholders’ equity	$139,351	$142,394	$139,351	$136,888	$138,540	$139,003	$142,394
Ending goodwill	(81,934)	(77,530)	(81,934)	(81,756)	(77,760)	(77,872)	(77,530)

Ending common tangible shareholders’ equity	$57,417	$64,864	$57,417	$55,132	$60,780	$61,131	$64,864

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Average shareholders’ equity	$164,831	$136,662	$176,566	$166,454	$161,428	$154,728	$144,924
Average goodwill	(79,827)	(69,333)	(81,841)	(81,977)	(77,815)	(77,628)	(78,308)

Average tangible shareholders’ equity	$85,004	$67,329	$94,725	$84,477	$83,613	$77,100	$66,616

Operating basis

Return on average assets	0.25%	0.95%	(0.32)%	0.28%	0.81%	0.30%	0.08%
Return on average common shareholders’ equity	2.25	11.27	(6.10)	2.48	9.63	3.20	0.85
Return on average tangible shareholders’ equity	5.46	22.64	(6.65)	6.40	17.05	6.87	2.12
Efficiency ratio (1)	54.88	54.12	66.60	57.36	45.58	52.35	76.32

(1)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation	3

Bank of America Corporation and Subsidiaries

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

			Fourth Quarter 2008 (1)	Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007
	Year Ended December 31
	2008	2007
Interest income
Interest and fees on loans and leases	$56,017	$55,681	$14,220	$14,261	$13,121	$14,415	$15,363
Interest on debt securities	13,146	9,784	3,851	3,621	2,900	2,774	2,738
Federal funds sold and securities purchased under agreements to resell	3,313	7,722	393	912	800	1,208	1,748
Trading account assets	9,057	9,417	2,120	2,344	2,229	2,364	2,358
Other interest income	4,151	4,700	1,018	1,058	977	1,098	1,272

Total interest income	85,684	87,304	21,602	22,196	20,027	21,859	23,479

Interest expense
Deposits	15,250	18,093	3,296	3,846	3,520	4,588	5,253
Short-term borrowings	12,362	21,967	1,910	3,223	3,087	4,142	5,598
Trading account liabilities	2,774	3,444	524	661	749	840	825
Long-term debt	9,938	9,359	2,766	2,824	2,050	2,298	2,638

Total interest expense	40,324	52,863	8,496	10,554	9,406	11,868	14,314

Net interest income	45,360	34,441	13,106	11,642	10,621	9,991	9,165

Noninterest income
Card income	13,314	14,077	3,102	3,122	3,451	3,639	3,591
Service charges	10,316	8,908	2,559	2,722	2,638	2,397	2,415
Investment and brokerage services	4,972	5,147	1,072	1,238	1,322	1,340	1,427
Investment banking income	2,263	2,345	618	474	695	476	544
Equity investment income (loss)	539	4,064	(791)	(316)	592	1,054	317
Trading account profits (losses)	(5,911)	(4,889)	(4,101)	(384)	357	(1,783)	(5,380)
Mortgage banking income	4,087	902	1,523	1,674	439	451	386
Insurance premiums	1,833	761	741	678	217	197	213
Gains on sales of debt securities	1,124	180	762	10	127	225	109
Other income (loss)	(5,115)	897	(2,911)	(1,239)	(49)	(916)	17

Total noninterest income	27,422	32,392	2,574	7,979	9,789	7,080	3,639

Total revenue, net of interest expense	72,782	66,833	15,680	19,621	20,410	17,071	12,804

Provision for credit losses	26,825	8,385	8,535	6,450	5,830	6,010	3,310

Noninterest expense
Personnel	18,371	18,753	4,027	5,198	4,420	4,726	4,822
Occupancy	3,626	3,038	1,003	926	848	849	827
Equipment	1,655	1,391	447	440	372	396	373
Marketing	2,368	2,356	555	605	571	637	712
Professional fees	1,592	1,174	521	424	362	285	404
Amortization of intangibles	1,834	1,676	477	464	447	446	467
Data processing	2,546	1,962	641	755	587	563	590
Telecommunications	1,106	1,013	292	288	266	260	263
Other general operating	7,496	5,751	2,678	2,313	1,574	931	1,811
Merger and restructuring charges	935	410	306	247	212	170	140

Total noninterest expense	41,529	37,524	10,947	11,660	9,659	9,263	10,409

Income (loss) before income taxes	4,428	20,924	(3,802)	1,511	4,921	1,798	(915)
Income tax expense (benefit)	420	5,942	(2,013)	334	1,511	588	(1,183)

Net income (loss)	$4,008	$14,982	$(1,789)	$1,177	$3,410	$1,210	$268

Preferred stock dividends	1,452	182	603	473	186	190	53

Net income (loss) applicable to common shareholders	$2,556	$14,800	$(2,392)	$704	$3,224	$1,020	$215

Per common share information
Earnings (loss)	$0.56	$3.35	$(0.48)	$0.15	$0.73	$0.23	$0.05
Diluted earnings (loss)	0.55	3.30	(0.48)	0.15	0.72	0.23	0.05
Dividends paid	2.24	2.40	0.32	0.64	0.64	0.64	0.64

Average common shares issued and outstanding	4,592,085	4,423,579	4,957,049	4,543,963	4,435,719	4,427,823	4,421,554

Average diluted common shares issued and outstanding	4,612,491	4,480,254	4,957,049	4,563,508	4,457,193	4,461,201	4,470,108

(1)	Due to the net loss for the three months ended December 31, 2008, the impact of antidilutive equity instruments have been excluded from diluted earnings per share and average diluted common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation	4

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet

(Dollars in millions)

	December 31 2008	September 30 2008	December 31 2007

Assets
Cash and cash equivalents	$ 32,857	$ 39,341	$ 42,531
Time deposits placed and other short-term investments	9,570	11,709	11,773
Federal funds sold and securities purchased under agreements to resell	82,478	87,038	129,552
Trading account assets	159,522	174,859	162,064
Derivative assets	62,252	45,792	34,662
Debt securities	277,589	258,677	214,056
Loans and leases, net of allowance:
Loans and leases	931,446	942,676	876,344
Allowance for loan and lease losses	(23,071)	(20,346)	(11,588)
Total loans and leases, net of allowance	908,375	922,330	864,756
Premises and equipment, net	13,161	13,000	11,240
Mortgage servicing rights (includes $12,733, $20,811 and $3,053 measured at fair value)	13,056	21,131	3,347
Goodwill	81,934	81,756	77,530
Intangible assets	8,535	9,167	10,296
Loans held-for-sale	31,454	27,414	34,424
Other assets	137,160	138,963	119,515
Total assets	$1,817,943	$1,831,177	$1,715,746

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$ 213,994	$ 201,025	$ 188,466
Interest-bearing	576,938	577,503	501,882
Deposits in foreign offices:
Noninterest-bearing	4,004	3,524	3,761
Interest-bearing	88,061	91,999	111,068
Total deposits	882,997	874,051	805,177
Federal funds purchased and securities sold under agreements to repurchase	206,598	225,729	221,435
Trading account liabilities	57,287	68,229	77,342
Derivative liabilities	30,709	26,466	22,423
Commercial paper and other short-term borrowings	158,056	145,812	191,089
Accrued expenses and other liabilities (includes $421, $427 and $518 of reserve for unfunded lending commitments)	36,952	72,141	53,969
Long-term debt	268,292	257,710	197,508
Total liabilities	1,640,891	1,670,138	1,568,943
Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 8,202,042, 7,602,067 and 185,067 shares	37,701	24,151	4,409
Common stock and additional paid-in capital, $0.01 par value; authorized - 10,000,000,000, 7,500,000,000, and 7,500,000,000 shares; issued and outstanding - 5,017,435,592, 4,562,054,554 and 4,437,885,419 shares	76,766	65,361	60,328
Retained earnings	73,823	77,695	81,393
Accumulated other comprehensive income (loss)	(10,825)	(5,647)	1,129
Other	(413)	(521)	(456)
Total shareholders’ equity	177,052	161,039	146,803
Total liabilities and shareholders’ equity	$1,817,943	$1,831,177	$1,715,746

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation	5

Bank of America Corporation and Subsidiaries

Capital Management

(Dollars in millions)

	Fourth Quarter 2008 (1)	Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007

Risk-based capital:
Tier 1 capital	$120,804	$100,248	$101,439	$93,899	$83,372
Total capital	171,644	153,318	154,983	146,531	133,720
Risk-weighted assets	1,320,824	1,328,084	1,230,307	1,250,942	1,212,905
Tier 1 capital ratio	9.15%	7.55%	8.25%	7.51%	6.87%
Total capital ratio	13.00	11.54	12.60	11.71	11.02
Tangible equity ratio (2)	5.01	4.03	4.62	4.16	3.62
Tangible common equity ratio (3)	2.83	2.64	3.14	3.11	3.35
Tier 1 leverage ratio	6.44	5.51	6.07	5.59	5.04

(1)	Preliminary data on risk-based capital
(2)	Tangible equity ratio equals shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets.
(3)	Tangible common equity ratio equals common shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets.

Share Repurchase Program

No common shares were repurchased in the fourth quarter of 2008.

75.0	million shares remain outstanding under the 2008 authorized program.

381 thousand shares were issued in the fourth quarter of 2008 under employee stock plans.

455.0 million common stock shares were issued to raise capital in the fourth quarter of 2008.

*	Preliminary data on risk-based capital

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation	6

Bank of America Corporation and Subsidiaries

Core Net Interest Income - Managed Basis

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2008	Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007
	2008	2007
Net interest income (1)
As reported	$46,554	$36,190	$13,406	$11,920	$10,937	$10,291	$9,815
Impact of market-based net interest income (2)	(6,011)	(2,718)	(1,886)	(1,448)	(1,369)	(1,308)	(810)

Core net interest income	40,543	33,472	11,520	10,472	9,568	8,983	9,005
Impact of securitizations (3)	8,910	7,841	2,256	2,310	2,254	2,090	2,021

Core net interest income - managed basis	$49,453	$41,313	$13,776	$12,782	$11,822	$11,073	$11,026

Average earning assets
As reported	$1,562,729	$1,390,192	$1,616,673	$1,622,466	$1,500,234	$1,510,295	$1,502,998
Impact of market-based earning assets (2)	(368,751)	(412,587)	(318,818)	(377,630)	(375,274)	(403,733)	(407,315)

Core average earning assets	1,193,978	977,605	1,297,855	1,244,836	1,124,960	1,106,562	1,095,683
Impact of securitizations	100,145	103,371	93,189	101,743	103,131	102,577	104,385

Core average earning assets - managed basis	$1,294,123	$1,080,976	$1,391,044	$1,346,579	$1,228,091	$1,209,139	$1,200,068

Net interest yield contribution (1, 4)
As reported	2.98%	2.60%	3.31%	2.93%	2.92%	2.73%	2.61%
Impact of market-based activities (2)	0.42	0.82	0.23	0.43	0.49	0.52	0.67

Core net interest yield on earning assets	3.40	3.42	3.54	3.36	3.41	3.25	3.28
Impact of securitizations	0.42	0.40	0.41	0.43	0.45	0.42	0.38

Core net interest yield on earning assets - managed basis	3.82%	3.82%	3.95%	3.79%	3.86%	3.67%	3.66%

(1)	Fully taxable-equivalent basis
(2)	Represents the impact of market-based amounts included in the Capital Markets and Advisory Services business within Global Corporate and Investment Banking. For the year ended December 31, 2008 and 2007, the impact of market-based net interest income excludes $113 million and $70 million, and for the three months ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively, excludes $36 million, $25 million, $25 million, $27 million and $26 million of net interest income on loans for which the fair value option has been elected and is not considered market-based income.
(3)	Represents the impact of securitizations utilizing actual bond costs. This is different from the segment view which utilizes funds transfer pricing methodologies.
(4)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation	7

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Fourth Quarter 2008			Third Quarter 2008			Fourth Quarter 2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$10,511	$158	5.97%	$11,361	$101	3.54%	$10,459	$122	4.63%
Federal funds sold and securities purchased under agreements to resell	104,843	393	1.50	136,322	912	2.67	151,938	1,748	4.59
Trading account assets	205,698	2,170	4.21	191,757	2,390	4.98	190,700	2,422	5.06
Debt securities (1)	280,942	3,913	5.57	266,013	3,672	5.52	206,873	2,795	5.40
Loans and leases (2):
Residential mortgage	253,468	3,581	5.65	260,748	3,712	5.69	277,058	3,972	5.73
Home equity	152,035	1,969	5.17	151,142	2,124	5.59	112,369	2,043	7.21
Discontinued real estate	21,324	459	8.60	22,031	399	7.25	n/a	n/a	n/a
Credit card - domestic	64,906	1,784	10.94	63,414	1,682	10.55	60,063	1,781	11.76
Credit card - foreign	17,211	521	12.05	17,075	535	12.47	14,329	464	12.86
Direct/Indirect consumer (3)	83,331	1,714	8.18	85,392	1,790	8.34	75,138	1,658	8.75
Other consumer (4)	3,544	70	7.83	3,723	80	8.78	4,206	71	6.77
Total consumer	595,819	10,098	6.76	603,525	10,322	6.82	543,163	9,989	7.32
Commercial - domestic	226,095	2,890	5.09	224,117	2,852	5.06	213,200	3,704	6.89
Commercial real estate (5)	64,586	706	4.35	63,220	727	4.57	59,702	1,053	6.99
Commercial lease financing	22,069	242	4.40	22,585	53	0.93	22,239	574	10.33
Commercial - foreign	32,994	373	4.49	33,467	377	4.48	29,815	426	5.67
Total commercial	345,744	4,211	4.85	343,389	4,009	4.64	324,956	5,757	7.03
Total loans and leases	941,563	14,309	6.06	946,914	14,331	6.03	868,119	15,746	7.21
Other earning assets	73,116	959	5.22	70,099	1,068	6.07	74,909	1,296	6.89
Total earning assets (6)	1,616,673	21,902	5.40	1,622,466	22,474	5.52	1,502,998	24,129	6.39
Cash and cash equivalents	77,388			36,030			33,714
Other assets, less allowance for loan and lease losses	254,793			247,195			205,755
Total assets	$1,948,854			$1,905,691			$1,742,467

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$31,561	$58	0.73%	$32,297	$58	0.72%	$31,961	$50	0.63%
NOW and money market deposit accounts	285,390	813	1.13	278,520	973	1.39	240,914	1,334	2.20
Consumer CDs and IRAs	229,410	1,835	3.18	218,862	1,852	3.37	183,910	2,179	4.70
Negotiable CDs, public funds and other time deposits	36,510	270	2.94	36,039	291	3.21	34,997	420	4.76
Total domestic interest-bearing deposits	582,871	2,976	2.03	565,718	3,174	2.23	491,782	3,983	3.21
Foreign interest-bearing deposits:
Banks located in foreign countries	41,398	125	1.20	36,230	266	2.91	45,050	557	4.91
Governments and official institutions	13,738	30	0.87	11,847	72	2.43	16,506	192	4.62
Time, savings and other	48,836	165	1.34	48,209	334	2.76	51,919	521	3.98
Total foreign interest-bearing deposits	103,972	320	1.22	96,286	672	2.78	113,475	1,270	4.44
Total interest-bearing deposits	686,843	3,296	1.91	662,004	3,846	2.31	605,257	5,253	3.44
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	459,743	1,910	1.65	465,511	3,223	2.76	456,530	5,598	4.87
Trading account liabilities	70,859	524	2.94	77,271	661	3.40	81,500	825	4.02
Long-term debt	255,709	2,766	4.32	264,934	2,824	4.26	196,444	2,638	5.37
Total interest-bearing liabilities (6)	1,473,154	8,496	2.30	1,469,720	10,554	2.86	1,339,731	14,314	4.25
Noninterest-bearing sources:
Noninterest-bearing deposits	205,298			195,841			176,368
Other liabilities	93,836			73,676			81,444
Shareholders’ equity	176,566			166,454			144,924
Total liabilities and shareholders’ equity	$1,948,854			$1,905,691			$1,742,467
Net interest spread			3.10%			2.66%			2.14%
Impact of noninterest-bearing sources			0.21			0.27			0.47
Net interest income/yield on earning assets		$13,406	3.31%		$11,920	2.93%		$9,815	2.61%

(1)	Yields on AFS debt securities are calculated based on fair value rather than historical cost balances. The use of fair value does not have a material impact on net interest yield.
(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis. We account for acquired impaired loans in accordance with SOP 03-3. Loans accounted for in accordance with SOP 03-3 were written down to fair value upon acquisition and acrete interest income over the remaining life of the loan.
(3)	Includes foreign consumer loans of $2.0 billion and $2.6 billion in the fourth and third quarters of 2008, and $3.6 billion in the fourth quarter of 2007.
(4)	Includes consumer finance loans of $2.7 billion in both the fourth and third quarters of 2008, and $3.1 billion in the fourth quarter of 2007; and other foreign consumer loans of $654 million and $725 million in the fourth and third quarters of 2008, and $845 million in the fourth quarter of 2007.
(5)	Includes domestic commercial real estate loans of $63.6 billion and $62.2 billion in the fourth and third quarters of 2008, and $58.5 billion in the fourth quarter of 2007.
(6)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $41 million and $12 million in the fourth and third quarters of 2008, and $134 million in the fourth quarter of 2007. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $237 million and $86 million in the fourth and third quarters of 2008, and $201 million in the fourth quarter of 2007.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation	8

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense(1)

(Dollars in millions)

	Fourth Quarter 2008			Third Quarter 2008			Fourth Quarter 2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$10,511	$162	6.13%	$11,361	$105	3.68%	$10,459	$126	4.79%
Federal funds sold and securities purchased under agreements to resell (2)	104,843	414	1.57	136,322	948	2.78	151,938	1,843	4.84
Trading account assets	205,698	2,170	4.21	191,757	2,390	4.98	190,700	2,422	5.06
Debt securities (2)	280,942	3,928	5.59	266,013	3,675	5.52	206,873	2,795	5.40
Loans and leases:
Residential mortgage	253,468	3,581	5.65	260,748	3,712	5.69	277,058	3,972	5.73
Home equity	152,035	1,969	5.17	151,142	2,124	5.59	112,369	2,043	7.21
Discontinued real estate	21,324	459	8.60	22,031	399	7.25	n/a	n/a	n/a
Credit card - domestic	64,906	1,784	10.94	63,414	1,682	10.55	60,063	1,781	11.76
Credit card - foreign	17,211	521	12.05	17,075	535	12.47	14,329	464	12.86
Direct/Indirect consumer	83,331	1,714	8.18	85,392	1,790	8.34	75,138	1,658	8.75
Other consumer	3,544	70	7.83	3,723	80	8.78	4,206	71	6.77
Total consumer	595,819	10,098	6.76	603,525	10,322	6.82	543,163	9,989	7.32
Commercial - domestic (2)	226,095	2,893	5.09	224,117	2,820	5.01	213,200	3,731	6.94
Commercial real estate	64,586	706	4.35	63,220	727	4.57	59,702	1,053	6.99
Commercial lease financing	22,069	242	4.40	22,585	53	0.93	22,239	574	10.33
Commercial - foreign (2)	32,994	373	4.49	33,467	377	4.48	29,815	425	5.67
Total commercial	345,744	4,214	4.85	343,389	3,977	4.61	324,956	5,783	7.07
Total loans and leases	941,563	14,312	6.06	946,914	14,299	6.02	868,119	15,772	7.22
Other earning assets (2)	73,116	957	5.22	70,099	1,069	6.07	74,909	1,305	6.93
Total earning assets - excluding hedge impact	1,616,673	21,943	5.41	1,622,466	22,486	5.53	1,502,998	24,263	6.43
Net hedge income (expense) on assets		(41)			(12)			(134)
Total earning assets - including hedge impact	1,616,673	21,902	5.40	1,622,466	22,474	5.52	1,502,998	24,129	6.39
Cash and cash equivalents	77,388			36,030			33,714
Other assets, less allowance for loan and lease losses	254,793			247,195			205,755
Total assets	$1,948,854			$1,905,691			$1,742,467

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$31,561	$58	0.73%	$32,297	$58	0.72%	$31,961	$50	0.63%
NOW and money market deposit accounts (2)	285,390	813	1.13	278,520	973	1.39	240,914	1,329	2.19
Consumer CDs and IRAs (2)	229,410	1,765	3.06	218,862	1,765	3.21	183,910	2,033	4.38
Negotiable CDs, public funds and other time deposits (2)	36,510	267	2.90	36,039	288	3.18	34,997	418	4.73
Total domestic interest-bearing deposits	582,871	2,903	1.98	565,718	3,084	2.17	491,782	3,830	3.09
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	41,398	119	1.14	36,230	279	3.07	45,050	553	4.87
Governments and official institutions	13,738	30	0.87	11,847	72	2.43	16,506	192	4.62
Time, savings and other	48,836	165	1.34	48,209	334	2.76	51,919	521	3.98
Total foreign interest-bearing deposits	103,972	314	1.20	96,286	685	2.84	113,475	1,266	4.43
Total interest-bearing deposits	686,843	3,217	1.86	662,004	3,769	2.27	605,257	5,096	3.34
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	459,743	1,549	1.34	465,511	2,938	2.51	456,530	5,638	4.90
Trading account liabilities	70,859	524	2.94	77,271	661	3.40	81,500	825	4.02
Long-term debt (2)	255,709	2,969	4.64	264,934	3,100	4.68	196,444	2,554	5.20
Total interest-bearing liabilities - excluding hedge impact	1,473,154	8,259	2.23	1,469,720	10,468	2.84	1,339,731	14,113	4.19
Net hedge (income) expense on liabilities		237			86			201
Total interest-bearing liabilities - including hedge impact	1,473,154	8,496	2.30	1,469,720	10,554	2.86	1,339,731	14,314	4.25
Noninterest-bearing sources:
Noninterest-bearing deposits	205,298			195,841			176,368
Other liabilities	93,836			73,676			81,444
Shareholders’ equity	176,566			166,454			144,924
Total liabilities and shareholders’ equity	$1,948,854			$1,905,691			$1,742,467
Net interest spread			3.18			2.69			2.24
Impact of noninterest-bearing sources			0.21			0.27			0.47
Net interest income/yield on earning assets - excluding hedge impact		$13,684	3.39%		$12,018	2.96%		$10,150	2.71%
Net impact of hedge income (expense)		(278)	(0.08)		(98)	(0.03)		(335)	(0.10)
Net interest income/yield on earning assets		$13,406	3.31%		$11,920	2.93%		$9,815	2.61%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The following presents the impact of interest rate risk management derivatives on interest income and interest expense.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Fourth Quarter 2008	Third Quarter 2008	Fourth Quarter 2007
Time deposits placed and other short-term investments	$(4)	$(4)	$(4)
Federal funds sold and securities purchased under agreements to resell	(21)	(36)	(95)
Debt securities	(15)	(3)	—
Commercial - domestic	(3)	32	(27)
Commercial - foreign	—	—	1
Other earning assets	2	(1)	(9)

Net hedge income (expense) on assets	$(41)	$(12)	$(134)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

NOW and money market deposit accounts	$—	$—	$5
Consumer CDs and IRAs	70	87	146
Negotiable CDs, public funds and other time deposits	3	3	2
Banks located in foreign countries	6	(13)	4
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	361	285	(40)
Long-term debt	(203)	(276)	84

Net hedge (income) expense on liabilities	$237	$86	$201

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation	9

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Year Ended December 31
	2008			2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$10,696	$440	4.11%	$13,152	$627	4.77%
Federal funds sold and securities purchased under agreements to resell	128,053	3,313	2.59	155,828	7,722	4.96
Trading account assets	193,631	9,259	4.78	187,287	9,747	5.20
Debt securities (1)	250,551	13,383	5.34	186,466	10,020	5.37
Loans and leases (2):
Residential mortgage	260,213	14,671	5.64	264,650	15,112	5.71
Home equity	135,091	7,592	5.62	98,765	7,385	7.48
Discontinued real estate	10,898	858	7.87	n/a	n/a	n/a
Credit card - domestic	63,318	6,843	10.81	57,883	7,225	12.48
Credit card - foreign	16,527	2,042	12.36	12,359	1,502	12.15
Direct/Indirect consumer (3)	82,516	6,934	8.40	70,009	6,002	8.57
Other consumer (4)	3,816	321	8.41	4,510	389	8.64

Total consumer	572,379	39,261	6.86	508,176	37,615	7.40

Commercial - domestic	220,561	11,702	5.31	180,102	12,884	7.15
Commercial real estate (5)	63,208	3,057	4.84	42,950	3,145	7.32
Commercial lease financing	22,290	799	3.58	20,435	1,212	5.93
Commercial - foreign	32,440	1,503	4.63	24,491	1,452	5.93

Total commercial	338,499	17,061	5.04	267,978	18,693	6.98

Total loans and leases	910,878	56,322	6.18	776,154	56,308	7.25

Other earning assets	68,920	4,161	6.04	71,305	4,629	6.49

Total earning assets (6)	1,562,729	86,878	5.56	1,390,192	89,053	6.41

Cash and cash equivalents	45,354			33,091
Other assets, less allowance for loan and lease losses	235,896			178,790

Total assets	$1,843,979			$1,602,073

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,204	$230	0.71%	$32,316	$188	0.58%
NOW and money market deposit accounts	267,818	3,781	1.41	220,207	4,361	1.98
Consumer CDs and IRAs	203,887	7,404	3.63	167,801	7,817	4.66
Negotiable CDs, public funds and other time deposits	32,264	1,076	3.33	20,557	974	4.74

Total domestic interest-bearing deposits	536,173	12,491	2.33	440,881	13,340	3.03

Foreign interest-bearing deposits:
Banks located in foreign countries	37,657	1,063	2.82	42,788	2,174	5.08
Governments and official institutions	13,004	311	2.39	16,523	812	4.91
Time, savings and other	51,363	1,385	2.70	43,443	1,767	4.07

Total foreign interest-bearing deposits	102,024	2,759	2.70	102,754	4,753	4.63

Total interest-bearing deposits	638,197	15,250	2.39	543,635	18,093	3.33

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	455,710	12,362	2.71	424,814	21,967	5.17
Trading account liabilities	75,270	2,774	3.69	82,721	3,444	4.16
Long-term debt	231,235	9,938	4.30	169,855	9,359	5.51

Total interest-bearing liabilities (6)	1,400,412	40,324	2.88	1,221,025	52,863	4.33

Noninterest-bearing sources:
Noninterest-bearing deposits	192,947			173,547
Other liabilities	85,789			70,839
Shareholders’ equity	164,831			136,662

Total liabilities and shareholders’ equity	$1,843,979			$1,602,073

Net interest spread			2.68%			2.08%
Impact of noninterest-bearing sources			0.30			0.52

Net interest income/yield on earning assets		$46,554	2.98%		$36,190	2.60%

(1)	Yields on AFS debt securities are calculated based on fair value rather than historical cost balances. The use of fair value does not have a material impact on net interest yield.
(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis. We account for acquired impaired loans in accordance with SOP 03-3. Loans accounted for in accordance with SOP 03-3 were written down to fair value upon acquisition and acrete interest income over the remaining life of the loan.
(3)	Includes foreign consumer loans of $2.7 billion and $3.8 billion for the year ended December 31, 2008 and 2007.
(4)	Includes consumer finance loans of $2.8 billion and $3.2 billion, and other foreign consumer loans of $774 million and $1.1 billion for the year ended December 31, 2008 and 2007.
(5)	Includes domestic commercial real estate loans of $62.1 billion and $42.1 billion for the year ended December 31, 2008 and 2007.
(6)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $260 million and $542 million for the year ended December 31, 2008 and 2007. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $409 million and $813 million for the year ended December 31, 2008 and 2007.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation	10

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Year Ended December 31
	2008			2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$10,696	$456	4.26%	$13,152	$672	5.11%
Federal funds sold and securities purchased under agreements to resell (2)	128,053	3,507	2.74	155,828	8,120	5.21
Trading account assets	193,631	9,259	4.78	187,287	9,747	5.20
Debt securities (2)	250,551	13,402	5.35	186,466	10,036	5.38
Loans and leases:
Residential mortgage	260,213	14,671	5.64	264,650	15,112	5.71
Home equity	135,091	7,592	5.62	98,765	7,385	7.48
Discontinued real estate	10,898	858	7.87	n/a	n/a	n/a
Credit card- domestic	63,318	6,843	10.81	57,883	7,225	12.48
Credit card - foreign	16,527	2,042	12.36	12,359	1,502	12.15
Direct/Indirect consumer	82,516	6,934	8.40	70,009	6,002	8.57
Other consumer	3,816	321	8.41	4,510	389	8.64
Total consumer	572,379	39,261	6.86	508,176	37,615	7.40
Commercial - domestic (2)	220,561	11,733	5.32	180,102	12,932	7.18
Commercial real estate	63,208	3,057	4.84	42,950	3,145	7.32
Commercial lease financing	22,290	799	3.58	20,435	1,212	5.93
Commercial - foreign (2)	32,440	1,503	4.63	24,491	1,450	5.92
Total commercial	338,499	17,092	5.05	267,978	18,739	6.99
Total loans and leases	910,878	56,353	6.19	776,154	56,354	7.26
Other earning assets (2)	68,920	4,161	6.04	71,305	4,666	6.54
Total earning assets - excluding hedge impact	1,562,729	87,138	5.58	1,390,192	89,595	6.44
Net hedge income (expense) on assets		(260)			(542)
Total earning assets - including hedge impact	1,562,729	86,878	5.56	1,390,192	89,053	6.41
Cash and cash equivalents	45,354			33,091
Other assets, less allowance for loan and lease losses	235,896			178,790
Total assets	$1,843,979			$1,602,073

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,204	$230	0.71%	$32,316	$188	0.58%
NOW and money market deposit accounts (2)	267,818	3,771	1.41	220,207	4,342	1.97
Consumer CDs and IRAs (2)	203,887	7,015	3.44	167,801	7,167	4.27
Negotiable CDs, public funds and other time deposits (2)	32,264	1,066	3.30	20,557	965	4.69
Total domestic interest-bearing deposits	536,173	12,082	2.25	440,881	12,662	2.87
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	37,657	1,068	2.84	42,788	2,168	5.07
Governments and official institutions	13,004	311	2.39	16,523	812	4.91
Time, savings and other	51,363	1,385	2.70	43,443	1,767	4.07
Total foreign interest-bearing deposits	102,024	2,764	2.71	102,754	4,747	4.62
Total interest-bearing deposits	638,197	14,846	2.33	543,635	17,409	3.20
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	455,710	11,601	2.55	424,814	22,309	5.25
Trading account liabilities	75,270	2,774	3.69	82,721	3,444	4.16
Long-term debt (2)	231,235	10,694	4.62	169,855	8,888	5.23
Total interest-bearing liabilities - excluding hedge impact	1,400,412	39,915	2.85	1,221,025	52,050	4.26
Net hedge (income) expense on liabilities		409			813
Total interest-bearing liabilities - including hedge impact	1,400,412	40,324	2.88	1,221,025	52,863	4.33
Noninterest-bearing sources:
Noninterest-bearing deposits	192,947			173,547
Other liabilities	85,789			70,839
Shareholders’ equity	164,831			136,662
Total liabilities and shareholders’ equity	$1,843,979			$1,602,073
Net interest spread			2.73			2.18
Impact of noninterest-bearing sources			0.30			0.52
Net interest income/yield on earning assets - excluding hedge impact		$47,223	3.03%		$37,545	2.70%
Net impact of hedge income (expense)		(669)	(0.05)		(1,355)	(0.10)
Net interest income/yield on earning assets		$46,554	2.98%		$36,190	2.60%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The following presents the impact of interest rate risk management derivatives on interest income and interest expense.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Year Ended December 31
	2008	2007
Time deposits placed and other short-term investments	$(16)	$(45)
Federal funds sold and securities purchased under agreements to resell	(194)	(398)
Debt securities	(19)	(16)
Commercial - domestic	(31)	(48)
Commercial - foreign	—	2
Other earning assets	—	(37)

Net hedge income (expense) on assets	$(260)	$(542)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

NOW and money market deposit accounts	$10	$19
Consumer CDs and IRAs	389	650
Negotiable CDs, public funds and other time deposits	10	9
Banks located in foreign countries	(5)	6
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	761	(342)
Long-term debt	(756)	471

Net hedge (income) expense on liabilities	$409	$813

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation	11

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking Segment Results (1, 2)

(Dollars in millions; except as noted)

	Year Ended December 31		Fourth Quarter 2008	Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007
	2008	2007
Net interest income (3)	$33,851	$28,712	$9,274	$8,946	$7,985	$7,646	$7,431
Noninterest income:
Card income	10,057	10,194	2,474	2,296	2,560	2,727	2,627
Service charges	6,807	6,007	1,677	1,822	1,743	1,565	1,623
Mortgage banking income	4,422	1,332	1,602	1,756	409	655	490
Insurance premiums	1,968	912	765	709	253	241	250
All other income	1,239	698	119	408	208	504	200

Total noninterest income	24,493	19,143	6,637	6,991	5,173	5,692	5,190

Total revenue, net of interest expense	58,344	47,855	15,911	15,937	13,158	13,338	12,621
Provision for credit losses (4)	26,841	12,920	7,584	6,505	6,382	6,370	4,287
Noninterest expense	24,937	20,349	7,145	7,267	5,355	5,170	5,572

Income before income taxes	6,566	14,586	1,182	2,165	1,421	1,798	2,762
Income tax expense (3)	2,332	5,224	347	826	503	656	863

Net income	$4,234	$9,362	$835	$1,339	$918	$1,142	$1,899

Net interest yield (3)	8.43%	8.03%	8.55%	8.29%	8.60%	8.28%	7.90%
Return on average equity	5.78	14.81	4.13	6.70	5.51	6.95	11.23
Efficiency ratio (3)	42.74	42.52	44.91	45.59	40.70	38.76	44.15

Balance sheet (2)

Average
Total loans and leases	$350,264	$294,030	$364,114	$369,890	$337,403	$329,282	$317,629
Total earning assets (5)	401,671	357,639	431,723	429,465	373,345	371,514	373,125
Total assets (5)	471,223	409,999	511,451	509,811	431,665	431,100	428,380
Total deposits	370,961	330,661	396,497	397,073	344,061	345,647	342,926
Allocated equity	73,317	63,235	80,520	79,497	66,984	66,119	67,086

Period end

Total loans and leases	$365,198	$325,759	$365,198	$367,673	$340,392	$331,441	$325,759
Total earning assets (5)	434,568	381,520	434,568	445,602	375,462	380,282	381,520
Total assets (5)	511,401	445,319	511,401	506,934	429,556	439,828	445,319
Total deposits	393,165	346,908	393,165	400,122	341,924	352,058	346,908

Period end (in billions)
Mortgage servicing portfolio (6)	$2,057.3	$516.9	$2,057.3	$2,026.2	$540.8	$529.7	$516.9

(1)	Global Consumer and Small Business Banking has three primary businesses: Deposits and Student Lending, Card Services, and Mortgage, Home Equity and Insurance Services. Deposits and Student Lending includes the results of ALM activities.
(2)	Presented on a managed basis, specifically Card Services. (See Exhibit A: Non-GAAP Reconciliations—Global Consumer and Small Business Banking—Reconciliation on page 40).
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).
(6)	Servicing of residential, home equity and discontinued real estate mortgage loans.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation	12

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking Business Results

(Dollars in millions)

	Three Months Ended December 31, 2008
	Total (1)	Deposits and Student Lending (2)	Card Services (1)	Mortgage, Home Equity and Insurance Services
Net interest income (3)	$9,274	$3,080	$5,206	$988
Noninterest income:
Card income	2,474	601	1,872	1
Service charges	1,677	1,676	—	1
Mortgage banking income	1,602	—	—	1,602
Insurance premiums	765	—	119	646
All other income (loss)	119	7	119	(7)

Total noninterest income	6,637	2,284	2,110	2,243

Total revenue, net of interest expense	15,911	5,364	7,316	3,231

Provision for credit losses (4)	7,584	243	5,716	1,625
Noninterest expense	7,145	2,484	1,922	2,739

Income (loss) before income taxes	1,182	2,637	(322)	(1,133)
Income tax expense (benefit) (3)	347	884	(118)	(419)

Net income (loss)	$835	$1,753	$(204)	$(714)

Net interest yield (3)	8.55%	3.32%	9.16%	2.27%
Return on average equity	4.13	31.87	(1.89)	(18.05)
Efficiency ratio (3)	44.91	46.33	26.28	84.76
Average - total loans and leases	$364,114	n/m	$226,144	$122,074
Average - total deposits	396,497	$379,172	n/m	n/m
Period end - total assets (5)	511,401	389,450	249,676	205,386

	Three Months Ended September 30, 2008
	Total (1)	Deposits and Student Lending (2)	Card Services (1)	Mortgage, Home Equity and Insurance Services
Net interest income (3)	$8,946	$2,996	$4,831	$1,119
Noninterest income:
Card income	2,296	616	1,679	1
Service charges	1,822	1,821	—	1
Mortgage banking income	1,756	—	—	1,756
Insurance premiums	709	—	139	570
All other income	408	8	394	6

Total noninterest income	6,991	2,445	2,212	2,334

Total revenue, net of interest expense	15,937	5,441	7,043	3,453

Provision for credit losses (4)	6,505	237	5,462	806
Noninterest expense	7,267	2,360	2,161	2,746

Income (loss) before income taxes	2,165	2,844	(580)	(99)
Income tax expense (benefit) (3)	826	1,070	(207)	(37)

Net income (loss)	$1,339	$1,774	$(373)	$(62)

Net interest yield (3)	8.29%	3.22%	8.25%	3.01%
Return on average equity	6.70	32.73	(3.57)	(1.50)
Efficiency ratio (3)	45.59	43.36	30.68	79.52
Average - total loans and leases	$369,890	n/m	$232,578	$122,057
Average - total deposits	397,073	$379,298	n/m	n/m
Period end - total assets (5)	506,934	396,941	253,671	180,398

	Three Months Ended December 31, 2007
	Total (1)	Deposits and Student Lending (2)	Card Services (1)	Mortgage, Home Equity and Insurance Services
Net interest income (3)	$7,431	$2,602	$4,288	$541
Noninterest income:
Card income	2,627	565	2,060	2
Service charges	1,623	1,622	—	1
Mortgage banking income	490	—	—	490
Insurance premiums	250	—	154	96
All other income	200	54	88	58

Total noninterest income	5,190	2,241	2,302	647

Total revenue, net of interest expense	12,621	4,843	6,590	1,188

Provision for credit losses (4)	4,287	205	3,413	669
Noninterest expense	5,572	2,448	2,390	734

Income (loss) before income taxes	2,762	2,190	787	(215)
Income tax expense (benefit) (3)	863	654	289	(80)

Net income (loss)	$1,899	$1,536	$498	$(135)

Net interest yield (3)	7.90%	3.01%	7.73%	2.27%
Return on average equity	11.23	24.84	4.95	(20.52)
Efficiency ratio (3)	44.15	50.55	36.26	61.78
Average - total loans and leases	$317,629	n/m	$219,624	$84,393
Average - total deposits	342,926	$337,424	n/m	n/m
Period end - total assets (5)	445,319	380,934	254,356	100,992

(1)	Presented on a managed basis, specifically Card Services.
(2)	For the three months ended December 31, 2008, September 30, 2008 and December 31, 2007, a total of $4.5 billion, $3.3 billion and $2.4 billion of deposits were migrated from Global Consumer and Small Business Banking to Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation	13

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking Business Results

(Dollars in millions)

	Year Ended December 31, 2008
	Total (1)	Deposits and Student Lending (2)	Card Services (1)	Mortgage, Home Equity and Insurance Services

Net interest income (3)	$33,851	$11,395	$19,184	$3,272
Noninterest income:
Card income	10,057	2,397	7,655	5
Service charges	6,807	6,803	—	4
Mortgage banking income	4,422	—	—	4,422
Insurance premiums	1,968	—	552	1,416
All other income	1,239	54	1,042	143

Total noninterest income	24,493	9,254	9,249	5,990

Total revenue, net of interest expense	58,344	20,649	28,433	9,262
Provision for credit losses (4)	26,841	1,014	19,550	6,277
Noninterest expense	24,937	9,869	8,120	6,948

Income (loss) before income taxes	6,566	9,766	763	(3,963)
Income tax expense (benefit) (3)	2,332	3,556	242	(1,466)

Net income (loss)	$4,234	$6,210	$521	$(2,497)

Net interest yield (3)	8.43%	3.23%	8.36%	2.52%
Return on average equity	5.78	28.37	1.25	(25.79)
Efficiency ratio (3)	42.74	47.79	28.56	75.02
Average - total loans and leases	$350,264	n/m	$229,347	$105,733
Average - total deposits	370,961	$359,023	n/m	n/m
Period end - total assets (5)	511,401	389,450	249,676	205,386

	Year Ended December 31, 2007
		Deposits and Student Lending (2)	Card Services (1)	Mortgage, Home Equity and Insurance Services
	Total (1)
Net interest income (3)	$28,712	$10,549	$16,284	$1,879
Noninterest income:
Card income	10,194	2,156	8,032	6
Service charges	6,007	6,003	—	4
Mortgage banking income	1,332	—	—	1,332
Insurance premiums	912	—	565	347
All other income	698	143	434	121

Total noninterest income	19,143	8,302	9,031	1,810

Total revenue, net of interest expense	47,855	18,851	25,315	3,689
Provision for credit losses (4)	12,920	601	11,305	1,014
Noninterest expense	20,349	9,411	8,358	2,580

Income before income taxes	14,586	8,839	5,652	95
Income tax expense (3)	5,224	3,126	2,062	36

Net income	$9,362	$5,713	$3,590	$59

Net interest yield (3)	8.03%	3.19%	7.80%	2.35%
Return on average equity	14.81	26.49	9.13	2.50
Efficiency ratio (3)	42.52	49.93	33.02	69.93
Average - total loans and leases	$294,030	n/m	$208,094	$72,825
Average - total deposits	330,661	$324,777	n/m	n/m
Period end - total assets (5)	445,319	380,934	254,356	100,992

(1)	Presented on a managed basis, specifically Card Services.
(2)	For the year ended December 31, 2008 and 2007, a total of $20.5 billion and $11.4 billion of deposits were migrated from Global Consumer and Small Business Banking to Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation	14

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking - Key Indicators

(Dollars in millions; except as noted)

	Year Ended December 31				Fourth Quarter 2008		Third Quarter 2008		Second Quarter 2008		First Quarter 2008		Fourth Quarter 2007
	2008		2007
Deposits and Student Lending Key Indicators
Average deposit balances
Checking	$126,380		$125,220		$124,861		$126,096		$128,486		$126,099		$125,087
Savings	29,249		29,335		28,687		29,392		30,092		28,828		28,960
MMS	74,327		63,155		80,677		80,364		69,772		66,361		64,722
CD’s & IRA’s	125,939		103,816		141,895		139,628		106,153		115,753		114,988
Foreign and other	3,128		3,251		3,052		3,818		2,982		2,653		3,667

Total average deposit balances	$359,023		$324,777		$379,172		$379,298		$337,485		$339,694		$337,424

Total balances migrated to
Premier Banking and Investments	$20,476		$11,411		$4,542		$3,272		$5,631		$7,031		$2,443

Deposit spreads (excludes noninterest costs)
Checking	4.23%		4.28%		4.26%		4.24%		4.16%		4.28%		4.31%
Savings	3.80		3.74		3.82		3.80		3.70		3.89		3.77
MMS	1.21		3.26		0.91		1.15		1.30		1.54		2.83
CD’s & IRA’s	0.32		1.04		0.26		0.14		0.40		0.53		0.89
Foreign and other	3.62		3.51		3.72		3.69		3.59		3.46		3.59
Total deposit spreads	2.17		2.97		1.99		2.01		2.31		2.40		2.79

Net new retail checking (units in thousands)	2,184		2,304		130		823		674		557		343
Debit purchase volumes	$210,538		$189,453		$52,935		$53,263		$54,274		$50,066		$51,133

Online banking (end of period)
Active accounts (units in thousands)	28,854		23,791		28,854		28,636		25,299		24,949		23,791
Active billpay accounts (units in thousands)	15,861		12,552		15,861		15,732		13,269		13,081		12,552

Card Services Key Indicators
Managed credit card data (1)
Gross interest yield	11.69%		12.67%		11.87%		11.52%		11.44%		11.94%		12.48%
Risk adjusted margin (1)	6.63		7.70		6.47		6.75		6.39		6.92		7.74
Loss rates	6.18		4.79		7.16		6.40		5.96		5.19		4.75
Average outstandings	$184,246		$171,376		$181,233		$186,408		$185,659		$183,694		$178,411
Ending outstandings	182,234		183,691		182,234		183,398		187,162		183,758		183,691
New account growth (in thousands)	8,483		11,769		1,432		1,766		2,670		2,615		3,509
Purchase volumes	$243,525		$252,345		$56,585		$62,662		$64,457		$59,821		$68,380
Delinquencies:
30 Day	6.68%		5.45%		6.68%		5.89%		5.53%		5.61%		5.45%
90 Day	3.16		2.66		3.16		2.88		2.82		2.83		2.66

Mortgage, Home Equity and Insurance Services Key Indicators
Mortgage servicing rights at fair value rollforward:
Beginning balance	$3,053		$2,869		$20,811		$4,250		$3,163		$3,053		$3,179
Countrywide balance, July 1, 2008	17,188		—		—		17,188		—		—		—
Additions	2,587		792		677		875		669		366		253
Impact of customer payments	(3,313)		(766)		(1,458)		(1,425)		(233)		(197)		(212)
Other changes in MSR	(6,782)		158		(7,297)		(77)		651		(59)		(167)

Ending balance	$12,733		$3,053		$12,733		$20,811		$4,250		$3,163		$3,053

Capitalized mortgage servicing rights (% of loans serviced)	77	bps	118	bps	77	bps	126	bps	145	bps	118	bps	118	bps
Mortgage loans serviced for investors (in billions)	$1,654		$259		$1,654		$1,654		$292		$268		$259

Global Consumer and Small Business Banking
Mortgage production	$128,945		$93,304		$42,761		$49,625		$18,515		$18,044		$22,109
Home equity production	31,998		69,226		3,920		5,260		8,997		13,821		16,001

Total Corporation
Mortgage production	140,510		104,385		44,611		51,539		22,438		21,922		24,551
Home equity production	40,490		84,183		5,326		7,023		11,500		16,641		19,299

(1)	Credit Card includes U.S. Consumer Card, foreign and U.S. Government card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 28.9 million subscribers.

Bank of America uses a strict Active User standard—customers must have used our online services within the last 90 days.

15.9 million active bill pay users paid $80.6 billion worth of bills this quarter. The number of customers who sign up and use Bank of America’s Bill Pay Service continues to far surpass that of any other financial institution.

Currently, approximately 340 companies are presenting 38.9 million e-bills per quarter.

Certain prior period amounts have been reclassified to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries

Credit Card Data (1)

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2008	Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007
	2008	2007
Loans
Period end
Held credit card outstandings	$81,274	$80,724	$81,274	$81,350	$78,642	$75,911	$80,724
Securitization impact	100,960	102,967	100,960	102,048	108,520	107,847	102,967

Managed credit card outstandings	$182,234	$183,691	$182,234	$183,398	$187,162	$183,758	$183,691

Average
Held credit card outstandings	$79,845	$70,242	$82,117	$80,489	$78,221	$78,518	$74,392
Securitization impact	104,401	101,134	99,116	105,919	107,438	105,176	104,019

Managed credit card outstandings	$184,246	$171,376	$181,233	$186,408	$185,659	$183,694	$178,411

Credit Quality
Charge-Offs $
Held net charge-offs	$4,712	$3,442	$1,406	$1,242	$1,108	$956	$846
Securitization impact	6,670	4,772	1,857	1,754	1,643	1,416	1,292

Managed credit card net losses	$11,382	$8,214	$3,263	$2,996	$2,751	$2,372	$2,138

Charge-Offs %
Held net charge-offs	5.90%	4.90%	6.82%	6.14%	5.69%	4.90%	4.51%
Securitization impact	0.28	(0.11)	0.34	0.26	0.27	0.29	0.24

Managed credit card net losses	6.18%	4.79%	7.16%	6.40%	5.96%	5.19%	4.75%

30+ Delinquency $
Held delinquency	$5,324	$4,298	$5,324	$4,675	$4,121	$4,017	$4,298
Securitization impact	6,844	5,710	6,844	6,126	6,226	6,288	5,710

Managed delinquency	$12,168	$10,008	$12,168	$10,801	$10,347	$10,305	$10,008

30+ Delinquency %
Held delinquency	6.55%	5.32%	6.55%	5.75%	5.24%	5.29%	5.32%
Securitization impact	0.13	0.13	0.13	0.14	0.29	0.32	0.13

Managed delinquency	6.68%	5.45%	6.68%	5.89%	5.53%	5.61%	5.45%

90+ Delinquency $
Held delinquency	$2,565	$2,127	$2,565	$2,330	$2,109	$2,055	$2,127
Securitization impact	3,185	2,757	3,185	2,958	3,169	3,137	2,757

Managed delinquency	$5,750	$4,884	$5,750	$5,288	$5,278	$5,192	$4,884

90+ Delinquency %
Held delinquency	3.16%	2.63%	3.16%	2.87%	2.68%	2.71%	2.63%
Securitization impact	—	0.03	—	0.01	0.14	0.12	0.03

Managed delinquency	3.16%	2.66%	3.16%	2.88%	2.82%	2.83%	2.66%

(1)	Credit Card includes U.S. Consumer Card, foreign and U.S. Government card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Segment Results (1)

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2008	Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007
	2008	2007
Net interest income (2)	$16,538	$11,206	$4,949	$4,140	$3,837	$3,612	$3,435
Noninterest income:
Service charges	3,344	2,770	841	858	856	789	761
Investment and brokerage services	850	913	176	218	211	245	223
Investment banking income	2,708	2,537	786	491	766	665	577
Trading account profits (losses)	(5,956)	(4,921)	(4,142)	(393)	369	(1,790)	(5,376)
All other income (loss)	(4,044)	1,146	(2,875)	(761)	(68)	(340)	(315)

Total noninterest income (loss)	(3,098)	2,445	(5,214)	413	2,134	(431)	(4,130)

Total revenue, net of interest expense	13,440	13,651	(265)	4,553	5,971	3,181	(695)
Provision for credit losses	3,080	658	1,415	779	361	525	274
Noninterest expense	10,381	12,198	2,229	2,907	2,793	2,452	3,453

Income (loss) before income taxes	(21)	795	(3,909)	867	2,817	204	(4,422)
Income tax expense (benefit) (2)	(7)	285	(1,467)	325	1,058	77	(1,651)

Net income (loss)	$(14)	$510	$(2,442)	$542	$1,759	$127	$(2,771)

Net interest yield (2)	2.36%	1.65%	2.96%	2.32%	2.20%	2.01%	1.89%
Return on average equity	(0.02)	1.12	(14.24)	3.49	11.65	0.87	(20.53)
Efficiency ratio (2)	77.24	89.36	n/m	63.87	46.78	77.07	n/m

Balance sheet

Average
Total loans and leases	$337,352	$274,725	$343,379	$342,494	$336,328	$327,083	$327,622
Total trading-related assets	341,544	362,195	317,306	350,063	337,058	361,923	354,336
Total market-based earning assets (3)	368,751	412,587	318,817	377,630	375,274	403,733	407,315
Total earning assets (4)	699,708	677,215	666,084	710,004	701,834	721,165	720,587
Total assets (4)	816,832	771,219	793,132	821,444	816,065	836,895	825,697
Total deposits	239,097	219,891	249,301	237,935	233,788	235,264	235,730
Allocated equity	62,441	45,309	68,217	61,798	60,718	58,973	53,558
Period end
Total loans and leases	$340,692	$326,042	$340,692	$339,645	$346,046	$328,083	$326,042
Total trading-related assets	247,552	308,316	247,552	277,442	303,423	317,256	308,316
Total market-based earning assets (3)	244,914	360,276	244,914	289,918	335,207	347,877	360,276
Total earning assets (4)	589,431	675,407	589,431	633,976	669,774	671,279	675,407
Total assets (4)	707,170	778,158	707,170	753,495	780,504	793,993	778,158
Total deposits	251,798	246,242	251,798	244,304	227,993	233,220	246,242

(1)	Global Corporate and Investment Banking has three primary businesses: Business Lending, Capital Markets and Advisory Services, and Treasury Services. In addition, ALM/Other includes the results of ALM activities and other Global Corporate and Investment Banking activities.
(2)	Fully taxable-equivalent basis
(3)	Total market-based earning assets represents earning assets included in the Capital Markets and Advisory Services business but excludes loans that are accounted for at fair value in accordance with SFAS 159.
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Three Months Ended December 31, 2008
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$4,949	$1,783	$1,922	$1,009	$235
Noninterest income:
Service charges	841	193	33	615	—
Investment and brokerage services	176	—	167	9	—
Investment banking income	786	—	786	—	—
Trading account profits (losses)	(4,142)	(244)	(3,916)	18	—
All other income (loss)	(2,875)	494	(3,631)	265	(3)

Total noninterest income (loss)	(5,214)	443	(6,561)	907	(3)

Total revenue, net of interest expense	(265)	2,226	(4,639)	1,916	232
Provision for credit losses	1,415	1,381	11	23	—
Noninterest expense	2,229	446	973	773	37

Income (loss) before income taxes	(3,909)	399	(5,623)	1,120	195
Income tax expense (benefit) (2)	(1,467)	98	(2,008)	364	79

Net income (loss)	$(2,442)	$301	$(3,615)	$756	$116

Net interest yield (2)	2.96%	2.14%	n/m	2.12%	n/m
Return on average equity	(14.24)	4.52	(60.53)%	35.36	n/m
Efficiency ratio (2)	n/m	20.02	n/m	40.28	n/m
Average - total loans and leases	$343,379	$323,644	$12,259	$7,444	n/m
Average - total deposits	249,301	n/m	47,593	201,346	n/m
Period end - total assets (3)	707,170	336,561	313,141	223,895	n/m

	Three Months Ended September 30, 2008
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$4,140	$1,542	$1,472	$912	$214
Noninterest income:
Service charges	858	171	37	650	—
Investment and brokerage services	218	—	209	9	—
Investment banking income	491	—	491	—	—
Trading account profits (losses)	(393)	40	(450)	19	(2)
All other income (loss)	(761)	176	(1,472)	295	240

Total noninterest income (loss)	413	387	(1,185)	973	238

Total revenue, net of interest expense	4,553	1,929	287	1,885	452
Provision for credit losses	779	780	33	19	(53)
Noninterest expense	2,907	547	1,340	983	37

Income (loss) before income taxes	867	602	(1,086)	883	468
Income tax expense (benefit) (2)	325	225	(403)	329	174

Net income (loss)	$542	$377	$(683)	$554	$294

Net interest yield (2)	2.32%	1.93%	n/m	2.20%	n/m
Return on average equity	3.49	6.44	(13.94)%	26.47	n/m
Efficiency ratio (2)	63.87	28.33	n/m	52.12	n/m
Average - total loans and leases	$342,494	$313,364	$21,676	$7,429	n/m
Average - total deposits	237,935	n/m	57,227	180,392	n/m
Period end - total assets (3)	753,495	333,552	356,528	207,168	n/m

	Three Months Ended December 31, 2007
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$3,435	$1,702	$836	$995	$(98)
Noninterest income:
Service charges	761	150	35	578	(2)
Investment and brokerage services	223	—	211	10	2
Investment banking income	577	—	577	—	—
Trading account profits (losses)	(5,376)	(137)	(5,263)	17	7
All other income (loss)	(315)	186	(885)	290	94

Total noninterest income (loss)	(4,130)	199	(5,325)	895	101

Total revenue, net of interest expense	(695)	1,901	(4,489)	1,890	3
Provision for credit losses	274	280	(6)	—	—
Noninterest expense	3,453	665	1,527	1,125	136

Income (loss) before income taxes	(4,422)	956	(6,010)	765	(133)
Income tax expense (benefit) (2)	(1,651)	348	(2,228)	277	(48)

Net income (loss)	$(2,771)	$608	$(3,782)	$488	$(85)

Net interest yield (2)	1.89%	2.27%	n/m	2.83%	n/m
Return on average equity	(20.53)	12.14	(97.04)%	24.40	n/m
Efficiency ratio (2)	n/m	35.06	n/m	59.44	n/m
Average - total loans and leases	$327,622	$294,802	$26,086	$6,688	n/m
Average - total deposits	235,730	n/m	74,111	161,381	n/m
Period end - total assets (3)	778,158	303,966	413,811	183,996	n/m

(1)	Includes $36 million, $25 million and $26 million of net interest income on loans for which the fair value option has been elected and is not considered market-based income for the three months ended December 31, 2008, September 30, 2008 and December 31, 2007.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Year Ended December 31, 2008
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$16,538	$6,221	$6,124	$3,610	$583
Noninterest income:
Service charges	3,344	657	134	2,553	—
Investment and brokerage services	850	—	810	40	—
Investment banking income	2,708	—	2,708	—	—
Trading account profits (losses)	(5,956)	(251)	(5,787)	74	8
All other income (loss)	(4,044)	1,196	(7,007)	1,507	260

Total noninterest income (loss)	(3,098)	1,602	(9,142)	4,174	268

Total revenue, net of interest expense	13,440	7,823	(3,018)	7,784	851
Provision for credit losses	3,080	3,082	5	47	(54)
Noninterest expense	10,381	2,066	4,722	3,459	134

Income (loss) before income taxes	(21)	2,675	(7,745)	4,278	771
Income tax expense (benefit) (2)	(7)	953	(2,797)	1,546	291

Net income (loss)	$(14)	$1,722	$(4,948)	$2,732	$480

Net interest yield (2)	2.36%	1.97%	n/m	2.17%	n/m
Return on average equity	(0.02)	7.38	(24.32)%	33.21	n/m
Efficiency ratio (2)	77.24	26.40	n/m	44.43	n/m
Average - total loans and leases	$337,352	$311,003	$19,021	$7,298	n/m
Average - total deposits	239,097	n/m	57,795	180,974	n/m
Period end - total assets (3)	707,170	336,561	313,141	223,895	n/m

	Year Ended December 31, 2007
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$11,206	$4,926	$2,788	$3,792	$(300)
Noninterest income:
Service charges	2,770	516	134	2,121	(1)
Investment and brokerage services	913	—	869	42	2
Investment banking income	2,537	—	2,537	—	—
Trading account profits (losses)	(4,921)	(180)	(4,811)	63	7
All other income (loss)	1,146	823	(968)	1,086	205

Total noninterest income (loss)	2,445	1,159	(2,239)	3,312	213

Total revenue, net of interest expense	13,651	6,085	549	7,104	(87)
Provision for credit losses	658	653	—	6	(1)
Noninterest expense	12,198	2,262	5,925	3,713	298

Income (loss) before income taxes	795	3,170	(5,376)	3,385	(384)
Income tax expense (benefit) (2)	285	1,170	(1,991)	1,249	(143)

Net income (loss)	$510	$2,000	$(3,385)	$2,136	$(241)

Net interest yield (2)	1.65%	1.96%	n/m	2.79%	n/m
Return on average equity	1.12	12.36	(25.52)%	27.18	n/m
Efficiency ratio (2)	89.36	37.19	n/m	52.27	n/m
Average - total loans and leases	$274,725	$248,474	$20,418	$5,860	n/m
Average - total deposits	219,891	n/m	66,836	152,827	n/m
Period end - total assets (3)	778,158	303,966	413,811	183,996	n/m

(1)	Includes $113 million and $70 million of net interest income on loans for which the fair value option has been elected and is not considered market-based income for the year ended December 31, 2008 and 2007.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking - Business Lending Key Indicators

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2008	Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007
	2008	2007
Business lending revenue, net of interest expense
Corporate lending (1)	$ 1,547	$ 745	$ 673	$ 312	$ 249	$ 313	$ 236
Commercial lending	5,534	4,726	1,469	1,293	1,470	1,302	1,601
Consumer indirect lending	742	614	84	324	310	24	64

Total revenue, net of interest expense	$ 7,823	$ 6,085	$ 2,226	$ 1,929	$ 2,029	$ 1,639	$ 1,901

Business lending margin
Corporate lending	1.20%	0.80%	1.68%	1.07%	0.97%	0.95%	0.76%
Commercial lending	1.55	1.71	1.60	1.50	1.51	1.60	2.17
Consumer indirect lending	1.96	1.68	2.19	1.98	1.85	1.81	1.65

Provision for credit losses
Corporate lending	$ 362	$ 42	$ 301	$ 83	$ (33)	$ 11	$ (26)
Commercial lending	1,712	192	666	427	296	323	144
Consumer indirect lending	1,008	419	414	270	135	189	162

Total provision for credit losses	$ 3,082	$ 653	$ 1,381	$ 780	$ 398	$ 523	$ 280

Credit quality (2, 3)
Reservable utilized criticized exposure
Corporate lending	$ 5,291	$ 1,886	$ 5,291	$ 4,266	$ 3,317	$ 2,177	$ 1,886
	6.64%	2.96%	6.64%	5.41%	4.56%	3.26%	2.96%
Commercial lending	$ 29,027	$ 13,834	$ 29,027	$ 24,428	$ 20,921	$ 17,199	$ 13,834
	10.82%	5.66%	10.82%	9.18%	8.02%	6.83%	5.66%

Total reservable utilized criticized exposure	$ 34,318	$ 15,720	$ 34,318	$ 28,694	$ 24,238	$ 19,376	$ 15,720
	9.86%	5.10%	9.86%	8.32%	7.26%	6.08%	5.10%
Nonperforming assets
Corporate lending	$ 634	$ 115	$ 634	$ 407	$ 150	$ 150	$ 115
	0.99%	0.24%	0.99%	0.65%	0.28%	0.30%	0.24%
Commercial lending	$ 5,737	$ 1,923	$ 5,737	$ 4,370	$ 3,680	$ 2,603	$ 1,923
	2.20%	0.77%	2.20%	1.69%	1.42%	1.02%	0.78%

Total nonperforming assets	$ 6,371	$ 2,038	$ 6,371	$ 4,777	$ 3,830	$ 2,753	$ 2,038
	1.97%	0.69%	1.97%	1.49%	1.22%	0.91%	0.69%
Average loans and leases by product
Commercial	$160,878	$126,008	$172,000	$160,645	$157,839	$152,909	$150,194
Leases	24,363	22,375	24,324	24,574	24,287	24,264	24,246
Foreign	24,632	17,711	25,308	25,256	25,132	22,818	22,944
Real estate	59,098	40,147	60,432	59,169	58,656	58,118	55,814
Consumer	40,369	40,215	40,144	42,205	40,345	38,765	39,613
Other	1,663	2,018	1,436	1,515	1,822	1,885	1,991

Total average loans and leases	$311,003	$248,474	$323,644	$313,364	$308,081	$298,759	$294,802

(1) Total corporate lending revenue	$ 1,547	$ 745	$ 673	$ 312	$ 249	$ 313	$ 236
Less: Impact of credit mitigation	309	(14)	221	24	(5)	69	7

Corporate lending revenues excluding credit mitigation	$ 1,238	$ 759	$ 452	$ 288	$ 254	$ 244	$ 229

(2)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(3)	Nonperforming assets are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking - Capital Markets and Advisory Services Key Indicators

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2008	Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007
	2008	2007
Investment banking income
Advisory fees	$287	$443	$107	$63	$51	$66	$110
Debt underwriting	1,797	1,775	455	378	605	359	379
Equity underwriting	624	319	224	50	110	240	88

Total investment banking income	2,708	2,537	786	491	766	665	577

Sales and trading revenue
Fixed income:
Liquid products	3,608	2,155	602	1,043	1,102	861	596
Credit products	(2,273)	(212)	(2,188)	(113)	683	(655)	(383)
Structured products	(7,987)	(5,326)	(3,876)	(1,339)	(922)	(1,850)	(5,511)

Total fixed income	(6,652)	(3,383)	(5,462)	(409)	863	(1,644)	(5,298)
Equity income	813	1,325	1	180	298	334	206

Total sales and trading revenue	(5,839)	(2,058)	(5,461)	(229)	1,161	(1,310)	(5,092)

Total Capital Markets and Advisory Services market-based revenue (1)	$(3,131)	$479	$(4,675)	$262	$1,927	$(645)	$(4,515)

Balance sheet (average)
Trading account securities	$182,557	$185,020	$168,139	$188,218	$183,119	$190,849	$188,925
Reverse repurchases	56,371	60,187	54,217	63,375	51,655	56,184	51,266
Securities borrowed	62,482	88,856	42,580	62,982	65,742	78,839	84,399
Derivative assets	39,168	26,423	51,453	34,643	35,537	34,953	28,282

Total trading-related assets	$340,578	$360,486	$316,389	$349,218	$336,053	$360,825	$352,872

Sales credits from secondary trading
Liquid products	2,392	2,064	692	548	557	595	534
Credit products	1,351	1,274	388	376	306	281	279
Structured products	750	761	190	192	202	166	133
Equities	945	1,126	212	192	259	282	262

Total sales credits	5,438	5,225	1,482	1,308	1,324	1,324	1,208

Volatility of product revenues - 1 std dev
Liquid products	$60.8	$11.7	$95.6	$50.6	$36.2	$42.2	$10.4
Credit products	37.0	15.7	36.1	49.0	9.0	27.1	12.0
Structured products	65.7	207.8	94.9	34.7	38.5	66.2	408.1
Equities	11.0	9.9	13.1	10.6	8.7	10.1	7.3
Total volatility	88.4	208.9	111.3	82.4	42.2	64.4	405.5

(1)	Excludes $113 million and $70 million for the year ended December 31, 2008 and 2007, and $36 million, $25 million, $25 million, $27 million and $26 million, respectively, for the three months ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, of net interest income on loans for which the fair value option has been elected and is not considered market-based income.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries

Special Purpose Entities Liquidity Exposure

(Dollars in millions)

	December 31, 2008
	VIEs (1)		QSPEs (2)	Total
	Consolidated (3)	Unconsolidated	Unconsolidated
Commercial paper conduits:
Multi-seller conduits	$11,304	$41,635	$—	$52,939
Asset acquisition conduits	1,121	2,622	—	3,743
Other corporate conduits	—	—	1,578	1,578
Home equity securitizations	—	—	13,064	13,064
Municipal bond trusts	396	3,872	2,921	7,189
Customer-sponsored conduits	—	980	—	980
Credit card securitizations	—	—	946	946
Collateralized debt obligation vehicles	—	542	—	542

Total liquidity exposure	$12,821	$49,651	$18,509	$80,981

	September 30, 2008
	VIEs (1)		QSPEs (2)	Total
	Consolidated (3)	Unconsolidated	Unconsolidated
Commercial paper conduits:
Multi-seller conduits	$13,110	$42,440	$—	$55,550
Asset acquisition conduits	1,130	5,619	—	6,749
Other corporate conduits	—	—	1,686	1,686
Home equity securitizations	—	—	13,315	13,315
Municipal bond trusts	4,148	4,714	3,049	11,911
Customer-sponsored conduits	—	1,142	—	1,142
Credit card securitizations	—	—	300	300
Collateralized debt obligation vehicles	—	1,051	—	1,051

Total liquidity exposure	$18,388	$54,966	$18,350	$91,704

(1)	Variable interest entities (VIEs) are special purpose entities (SPEs) which lack sufficient equity at risk or whose equity investors do not have a controlling financial interest. In accordance with Financial Accounting Standards Board (FASB) Interpretation No. 46 (Revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51” (FIN 46R), a VIE is consolidated by the party known as the primary beneficiary that will absorb the majority of the expected losses or expected residual returns of the VIEs or both. For example, an entity that holds a majority of the subordinated debt or equity securities issued by a VIE, or protects other investors from loss through a guarantee or similar arrangement, may have to consolidate the VIE. The assets and liabilities of consolidated VIEs are recorded on the Corporation’s balance sheet.
(2)	Qualifying special purposes entities (QSPEs) are SPEs whose activities are strictly limited to holding and servicing financial assets and meet the requirements set forth in SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities – a replacement of FASB Statement No. 125” (SFAS 140). QSPEs are generally not required to be consolidated by any party. This table includes only those QSPEs to which we have liquidity exposure.
(3)	We consolidate VIEs when we are the primary beneficiary that will absorb the majority of the expected losses or expected residual returns of the VIEs or both.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries

Super Senior Collateralized Debt Obligation Exposure Rollforward

(Dollars in millions)

	September 30, 2008 Net Exposure	Paydowns / Liquidations / Other	Fourth Quarter 2008 Net Writedowns (1)	Reclassifications (2)	December 31, 2008 Net Exposure
Super senior liquidity commitments
High grade	$688	$ (146)	$ (66)	$—	$476
Mezzanine	337	—	—	(337)	—
CDO-squared	—	—	—	—	—

Total super senior liquidity commitments	1,025	(146)	(66)	(337)	476

Other super senior exposure
High grade	3,338	(16)	(815)	—	2,507
Mezzanine	179	(65)	(154)	337	297
CDO-squared	1,432	(1,196)	(236)	—	—

Total other super senior	4,949	(1,277)	(1,205)	337	2,804

Total super senior	$5,974	$(1,423)	$(1,271)	$—	$3,280

Purchased securities from liquidated CDOs	1,458	987	(415)	—	2,030

Total	$7,432	$ (436)	$(1,686)	$—	$5,310

Net writedowns recorded in earnings on super senior positions			(849)
Net writedowns recorded in earnings on purchased securities			(415)
Writedowns recorded in OCI			(422)

Total			$(1,686)

(1)	Net of insurance and includes unrealized losses recorded in OCI.
(2)	Represents CDO exposure that was reclassified from super senior liquidity commitments to other super senior exposure as the Corporation is no longer providing liquidity.

Super Senior Collateralized Debt Obligation Exposure

(Dollars in millions)

	Total CDO Exposure at December 31, 2008										Total CDO
	Subprime Exposure (1)					Non-Subprime Exposure (2)					Net Exposure
	Gross	Insured (3)	Net of Insured Amount	Cumulative Writedowns (4,5)	Net Exposure	Gross	Insured (3)	Net of Insured Amount	Cumulative Writedowns (4,5)	Net Exposure	December 31 2008	September 30 2008
Super senior liquidity commitments
High grade	$—	$—	$—	$—	$—	$542	$—	$542	$(66)	$476	$476	$688
Mezzanine	—	—	—	—	—	—	—	—	—	—	—	337
CDO-squared	—	—	—	—	—	—	—	—	—	—	—	—

Total super senior liquidity commitments	—	—	—	—	—	542	—	542	(66)	476	476	1,025
Other super senior exposure
High grade	4,330	(2,519)	1,811	(1,127)	684	3,445	(728)	2,717	(894)	1,823	2,507	3,338
Mezzanine	535	—	535	(238)	297	—	—	—	—	—	297	179
CDO-squared	—	—	—	—	—	340	(340)	—	—	—	—	1,432

Total other super senior	4,865	(2,519)	2,346	(1,365)	981	3,785	(1,068)	2,717	(894)	1,823	2,804	4,949

Total super senior	$4,865	$(2,519)	$2,346	$(1,365)	$981	$4,327	$(1,068)	$3,259	$(960)	$2,299	$3,280	$5,974

Purchased securities from liquidated CDOs	2,737	—	2,737	(707)	2,030	—	—	—	—	—	2,030	1,458

Total	$7,602	$(2,519)	$5,083	$(2,072)	$3,011	$4,327	$(1,068)	$3,259	$(960)	$2,299	$5,310	$7,432

(1)	Classified as subprime when subprime consumer real estate loans make up at least 35 percent of the ultimate underlying collateral’s original net exposure value.
(2)	Includes highly-rated collateralized loan obligations and commercial mortgage-backed securities super senior exposure.
(3)	Insured exposures are presented prior to $2.1 billion of cumulative writedowns.
(4)	Net of insurance and excludes losses taken on liquidated CDOs.
(5)	Cumulative writedowns on subprime and non-subprime exposures include unrealized losses of $111 million and $311 million and are recorded in OCI .

Certain	prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries

Subprime Super Senior Collateralized Debt Obligation Carrying Values (1)

(Dollars in millions)

	December 31, 2008
	Subprime Net Exposure	Carrying Value as a Percent of Original Net Exposure	Subprime Content of Collateral (2)	Vintage of Subprime Collateral
				Percent in 2006/2007 Vintages	Percent in 2005/Prior Vintages
Other super senior exposure (3)
High grade	$684	38%	45%	12%	88%
Mezzanine	297	56	35	66	34
CDO-squared	—	—	—	—	—

Total other super senior	981	42

Purchased securities from liquidated CDOs	2,030	34	27	26	74

Total	$3,011	36

(1)	Classified as subprime when subprime consumer real estate loans make up at least 35 percent of the ultimate underlying collateral’s original net exposure value.
(2)	Based on current net exposure value.
(3)	At December 31, 2008, the Corporation did not have any subprime super senior liquidity commitments.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management Segment Results (1, 2)

(Dollars in millions, except as noted)

	Year Ended December 31		Fourth Quarter 2008	Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007
	2008	2007
Net interest income (3)	$4,775	$3,917	$1,342	$1,266	$1,149	$1,018	$1,007
Noninterest income:
Investment and brokerage services	4,059	3,781	881	1,002	1,095	1,081	1,080
All other income (loss)	(1,049)	(145)	(239)	(704)	51	(157)	(319)

Total noninterest income	3,010	3,636	642	298	1,146	924	761

Total revenue, net of interest expense	7,785	7,553	1,984	1,564	2,295	1,942	1,768

Provision for credit losses	664	14	152	150	119	243	34
Noninterest expense	4,904	4,480	1,068	1,284	1,241	1,311	1,297

Income before income taxes	2,217	3,059	764	130	935	388	437
Income tax expense (3)	801	1,099	253	52	352	144	127

Net income	$1,416	$1,960	$511	$78	$583	$244	$310

Net interest yield (3)	2.97%	3.11%	3.03%	3.09%	2.96%	2.78%	2.91%
Return on average equity	12.11	19.83	17.32	2.65	19.90	8.48	10.85
Efficiency ratio (3)	62.99	59.31	53.77	82.10	54.10	67.52	73.34

Balance sheet
Average
Total loans and leases	$87,591	$73,473	$88,874	$88,253	$87,573	$85,642	$82,816
Total earning assets (4)	160,699	126,014	176,209	162,859	156,419	147,115	137,144
Total assets (4)	169,986	134,032	184,650	172,313	165,869	156,928	147,390
Total deposits	159,525	124,871	171,340	160,999	157,114	148,503	138,163
Allocated equity	11,697	9,883	11,767	11,677	11,774	11,570	11,345

Period end
Total loans and leases	$89,400	$84,600	$89,400	$88,979	$88,171	$87,308	$84,600
Total earning assets (4)	178,240	145,056	178,240	169,582	157,334	153,743	145,056
Total assets (4)	187,994	155,683	187,994	179,347	167,197	163,018	155,683
Total deposits	175,107	144,865	175,107	166,273	158,228	154,175	144,865

Client assets
Assets under management	$524,026	$643,531	$524,026	$564,438	$589,459	$607,521	$643,531
Client brokerage assets (5)	172,106	222,661	172,106	196,566	210,701	213,743	222,661
Assets in custody	133,726	167,575	133,726	150,575	156,530	158,486	167,575
Less: Client brokerage assets and assets in custody included in assets under management	(78,487)	(87,071)	(78,487)	(82,921)	(89,234)	(88,755)	(87,071)

Total net client assets	$751,371	$946,696	$751,371	$828,658	$867,456	$890,995	$946,696

(1)	Global Wealth and Investment Management services clients through three primary businesses: U.S. Trust, Bank of America Private Wealth Management (U.S. Trust), Columbia Management, and Premier Banking and Investments. In addition, ALM/Other primarily includes the results of ALM activities.
(2)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank to create U.S. Trust, Bank of America Private Wealth Management. The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.
(3)	Fully taxable-equivalent basis
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).
(5)	Client brokerage assets include non-discretionary brokerage and fee-based assets.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Three Months Ended December 31, 2008
	Total	U.S. Trust	Columbia Management	Premier Banking and Investments (1)	ALM/ Other
Net interest income (2)	$ 1,342	$341	$ 15	$ 536	$450
Noninterest income:
Investment and brokerage services	881	304	301	239	37
All other income (loss)	(239)	(5)	(228)	1	(7)

Total noninterest income	642	299	73	240	30

Total revenue, net of interest expense	1,984	640	88	776	480

Provision for credit losses	152	78	—	74	—
Noninterest expense	1,068	370	190	383	125

Income (loss) before income taxes	764	192	(102)	319	355
Income tax expense (benefit) (2)	253	71	(38)	118	102

Net income (loss)	$ 511	$121	$ (64)	$ 201	$253

Net interest yield (2)	3.03%	2.53%	n/m	1.63%	n/m
Return on average equity	17.32	10.04	(32.85)%	42.25	n/m
Efficiency ratio (2)	53.77	57.74	n/m	49.44	n/m
Average - total loans and leases	$ 88,874	$53,359	n/m	$ 35,514	n/m
Average - total deposits	171,340	41,238	n/m	130,085	n/m
Period end - total assets (3)	187,994	57,166	$ 2,923	136,079	n/m

	Three Months Ended September 30, 2008
	Total	U.S. Trust	Columbia Management	Premier Banking and Investments (1)	ALM/ Other
Net interest income (2)	$ 1,266	$ 314	$ 1	$ 534	$417
Noninterest income:
Investment and brokerage services	1,002	327	394	242	39
All other income (loss)	(704)	(12)	(635)	(57)	—

Total noninterest income (loss)	298	315	(241)	185	39

Total revenue, net of interest expense	1,564	629	(240)	719	456

Provision for credit losses	150	15	—	135	—
Noninterest expense	1,284	486	322	438	38

Income (loss) before income taxes	130	128	(562)	146	418
Income tax expense (benefit) (2)	52	47	(208)	54	159

Net income (loss)	$ 78	$ 81	$ (354)	$ 92	$259

Net interest yield (2)	3.09%	2.35%	n/m	1.71%	n/m
Return on average equity	2.65	6.85	n/m	19.48	n/m
Efficiency ratio (2)	82.10	77.19	n/m	60.89	n/m
Average - total loans and leases	$ 88,253	$53,174	n/m	$ 35,077	n/m
Average - total deposits	160,999	37,446	n/m	123,524	n/m
Period end - total assets (3)	179,347	57,601	$3,084	128,242	n/m

	Three Months Ended December 31, 2007
	Total	U.S. Trust	Columbia Management	Premier Banking and Investments (1)	ALM/ Other
Net interest income (2)	$ 1,007	$ 295	$ 4	$ 644	$ 64
Noninterest income:
Investment and brokerage services	1,080	386	401	246	47
All other income (loss)	(319)	19	(385)	42	5

Total noninterest income	761	405	16	288	52

Total revenue, net of interest expense	1,768	700	20	932	116

Provision for credit losses	34	11	—	22	1
Noninterest expense	1,297	491	298	447	61

Income (loss) before income taxes	437	198	(278)	463	54
Income tax expense (benefit) (2)	127	74	(103)	171	(15)

Net income (loss)	$ 310	$ 124	$ (175)	$ 292	$ 69

Net interest yield (2)	2.91%	2.54%	n/m	2.42%	n/m
Return on average equity	10.85	12.07	(96.87)%	52.80	n/m
Efficiency ratio (2)	73.34	70.20	n/m	47.93	n/m
Average - total loans and leases	$ 82,816	$46,036	n/m	$ 36,742	n/m
Average - total deposits	138,163	31,641	n/m	105,909	n/m
Period end - total assets (3)	155,683	51,043	$1,943	113,365	n/m

(1)	For the three months ended December 31, 2008, September 30, 2008 and December 31, 2007, a total of $4.5 billion, $3.3 billion and $2.4 billion of deposits were migrated to Global Wealth and Investment Management from Global Consumer and Small Business Banking.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Year Ended December 31, 2008
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$ 4,775	$ 1,237	$ 13	$ 2,141	$1,384
Noninterest income:
Investment and brokerage services	4,059	1,397	1,496	1,002	164
All other income (loss)	(1,049)	16	(1,118)	58	(5)

Total noninterest income	3,010	1,413	378	1,060	159

Total revenue, net of interest expense	7,785	2,650	391	3,201	1,543

Provision for credit losses	664	103	—	561	—
Noninterest expense	4,904	1,817	1,120	1,713	254

Income (loss) before income taxes	2,217	730	(729)	927	1,289
Income tax expense (benefit) (3)	801	270	(270)	343	458

Net income (loss)	$ 1,416	$ 460	$ (459)	$ 584	$ 831

Net interest yield (3)	2.97%	2.40%	n/m	1.75%	n/m
Return on average equity	12.11	9.87	(65.35)%	30.41	n/m
Efficiency ratio (3)	62.99	68.54	n/m	53.51	n/m
Average - total loans and leases	$ 87,591	$51,388	n/m	$ 36,189	n/m
Average - total deposits	159,525	37,453	n/m	121,852	n/m
Period end - total assets (4)	187,994	57,166	$ 2,923	136,079	n/m

	Year Ended December 31, 2007
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$ 3,917	$ 1,033	$ 7	$ 2,654	$223
Noninterest income:
Investment and brokerage services	3,781	1,230	1,435	950	166
All other income (loss)	(145)	57	(366)	145	19

Total noninterest income	3,636	1,287	1,069	1,095	185

Total revenue, net of interest expense	7,553	2,320	1,076	3,749	408

Provision for credit losses	14	(14)	—	27	1
Noninterest expense	4,480	1,589	1,042	1,711	138

Income before income taxes	3,059	745	34	2,011	269
Income tax expense (3)	1,099	275	13	744	67

Net income	$ 1,960	$ 470	$ 21	$ 1,267	$202

Net interest yield (3)	3.11%	2.68%	n/m	2.70%	n/m
Return on average equity	19.83	17.36	3.91%	72.16	n/m
Efficiency ratio (3)	59.31	68.49	96.85	45.64	n/m
Average - total loans and leases	$ 73,473	$38,529	n/m	$ 34,917	n/m
Average - total deposits	124,871	25,944	n/m	98,546	n/m
Period end - total assets (4)	155,683	51,043	$1,943	113,365	n/m

(1)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank to create U.S. Trust, Bank of America Private Wealth Management. The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.
(2)	For the year ended December 31, 2008 and 2007, a total of $20.5 billion and $11.4 billion of deposits were migrated to Global Wealth and Investment Management from Global Consumer and Small Business Banking.
(3)	Fully taxable-equivalent basis
(4)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management - Key Indicators

(Dollars in millions, except as noted)

	Year Ended December 31		Fourth Quarter 2008	Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007
	2008	2007
Investment and Brokerage Services
U.S. Trust (1)
Asset management fees	$1,349	$1,201	$291	$316	$374	$368	$378
Brokerage income	48	29	13	11	13	11	8

Total	$1,397	$1,230	$304	$327	$387	$379	$386

Columbia Management
Asset management fees	$1,494	$1,431	$301	$394	$402	$397	$401
Brokerage income	2	4	—	—	1	1	—

Total	$1,496	$1,435	$301	$394	$403	$398	$401

Premier Banking and Investments
Asset management fees	$333	$301	$76	$85	$84	$88	$81
Brokerage income	669	649	163	157	179	170	165

Total	$1,002	$950	$239	$242	$263	$258	$246

ALM/Other
Asset management fees	$164	$166	$37	$39	$42	$46	$47
Brokerage income	—	—	—	—	—	—	—

Total	$164	$166	$37	$39	$42	$46	$47

Total Global Wealth and Investment Management
Asset management fees	$3,340	$3,099	$705	$834	$902	$899	$907
Brokerage income	719	682	176	168	193	182	173

Total investment and brokerage services	$4,059	$3,781	$881	$1,002	$1,095	$1,081	$1,080

Assets Under Management (2)
Assets under management by business:
U.S. Trust (1)	$178,657	$225,209	$178,657	$199,682	$210,969	$214,526	$225,209
Columbia Management	387,340	439,053	387,340	407,345	422,827	409,064	439,053
Retirement and GWIM Client Solutions	33,498	42,814	33,498	39,547	45,907	48,655	42,814
Premier Banking and Investments	16,682	22,915	16,682	20,246	22,404	21,600	22,915
Eliminations (3)	(92,298)	(87,085)	(92,298)	(102,621)	(113,001)	(86,760)	(87,085)
International Wealth Management	147	625	147	239	353	436	625

Total assets under management	$524,026	$643,531	$524,026	$564,438	$589,459	$607,521	$643,531

Assets under management rollforward:
Beginning balance	$643,531	$542,977	$564,438	$589,459	$607,521	$643,531	$709,955
Net flows	1,197	25,271	12,596	7,477	(12,611)	(6,265)	(2,226)
Market valuation/other	(120,702)	75,283	(53,008)	(32,498)	(5,451)	(29,745)	(64,198)

Ending balance	$524,026	$643,531	$524,026	$564,438	$589,459	$607,521	$643,531

Assets under management mix:
Money market/other	$253,310	$246,213	$253,310	$238,075	$225,887	$242,956	$246,213
Fixed income	102,747	111,217	102,747	102,596	107,687	107,365	111,217
Equity	167,969	286,101	167,969	223,767	255,885	257,200	286,101

Total assets under management	$524,026	$643,531	$524,026	$564,438	$589,459	$607,521	$643,531

Client Brokerage Assets	$172,106	$222,661	$172,106	$196,566	$210,701	$213,743	$222,661
Premier Banking and Investments Metrics
Client facing associates
Number of client managers	2,481	2,548	2,481	2,492	2,538	2,572	2,548
Number of financial advisors	2,007	1,950	2,007	1,964	1,974	1,952	1,950
All other	1,053	1,079	1,053	1,105	1,086	1,157	1,079

Total client facing associates	5,541	5,577	5,541	5,561	5,598	5,681	5,577

Financial Advisor Productivity (4) (in thousands)	$453	$445	$105	$109	$121	$118	$113
Total client balances (5)	$290,661	$309,190	$290,661	$301,093	$308,174	$309,687	$309,190
Number of Households with Banking and Brokerage
Relationships (in thousands)	303	277	303	292	288	283	277
U.S. Trust Metrics (1)
Client facing associates	3,733	3,989	3,733	3,747	3,882	3,922	3,989
Total client balances (5)	$308,349	$380,687	$308,349	$344,004	$357,575	$362,425	$380,687
Columbia Management Performance Metrics
# of 4 or 5 Star Funds by Morningstar	53	48	53	53	50	50	48
% of Assets Under Management in 4 or 5 Star Rated Funds (6)	62%	68%	62%	64%	64%	69%	68%

(1)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank to create U.S. Trust, Bank of America Private Wealth Management. The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.
(2)	The acquisition of LaSalle Bank Corporation contributed $7.5 billion to assets under management in fourth quarter 2007. The acquisition of U.S. Trust Corporation contributed $115.6 billion to assets under management in third quarter 2007. The sale of Marsico resulted in a $60.9 billion decrease in assets under management in fourth quarter 2007 (including a $5.3 billion reduction in eliminations).
(3)	The elimination of assets under management that are managed by two lines of business.
(4)	Financial advisor productivity is defined as full service gross production divided by average number of total financial advisors.
(5)	Client balances are defined as deposits, assets under management, client brokerage assets and other assets in custody.
(6)	Results shown are defined by Columbia Management’s calculation using Morningstar’s Overall Rating criteria for 4 & 5 star rating. The assets under management of the Columbia Funds that had a 4 & 5 star rating were totaled then divided by the assets under management of all the funds in the ranking.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries

All Other Results (1)

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2008	Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007

	2008	2007
Net interest income (2)	$(8,610)	$(7,645)	$(2,159)	$(2,432)	$(2,034)	$(1,985)	$(2,058)
Noninterest income:
Card income	2,164	2,817	368	537	595	664	680
Equity investment income (loss)	265	3,745	(387)	(326)	710	268	278
Gains (losses) on sales of debt securities	1,133	180	784	(2)	131	220	110
All other income (loss)	(545)	426	(256)	68	(100)	(257)	750

Total noninterest income	3,017	7,168	509	277	1,336	895	1,818

Total revenue, net of interest expense	(5,593)	(477)	(1,650)	(2,155)	(698)	(1,090)	(240)
Provision for credit losses (3)	(3,760)	(5,207)	(616)	(984)	(1,032)	(1,128)	(1,285)
Merger and restructuring charges	935	410	306	247	212	170	140
All other noninterest expense	372	87	199	(45)	58	160	(53)

Income (loss) before income taxes	(3,140)	4,233	(1,539)	(1,373)	64	(292)	958
Income tax expense (benefit) (2)	(1,512)	1,083	(846)	(591)	(86)	11	128

Net income (loss)	$(1,628)	$3,150	$(693)	$(782)	$150	$(303)	$830

Balance sheet

Average
Total loans and leases	$135,671	$133,926	$145,196	$146,277	$117,335	$133,654	$140,052
Total earning assets	300,651	229,324	342,657	320,138	268,636	270,501	272,142
Total assets	385,938	286,823	459,621	402,123	341,014	340,004	341,000
Total deposits	61,561	41,759	75,003	61,838	51,039	58,209	64,806

Period end
Total loans and leases	$136,156	$139,943	$136,156	$146,379	$95,855	$127,038	$139,943
Total earning assets	333,959	261,587	333,959	295,747	256,226	252,713	261,587
Total assets	411,378	336,586	411,378	391,401	339,618	339,663	336,586
Total deposits	62,927	67,162	62,927	63,352	56,619	57,616	67,162

(1)	All Other consists of equity investment activities including Principal Investing, Corporate Investments and Strategic Investments, the residential mortgage portfolio associated with ALM activities, the residual impact of cost allocation processes, merger and restructuring charges, intersegment eliminations, and the results of certain businesses that are expected to be or have been sold or are in the process of being liquidated. All Other also includes certain amounts associated with ALM activities, including the residual impact of funds transfer pricing allocation methodologies, amounts associated with the change in the value of derivatives used as economic hedges of interest rate and foreign exchange rate fluctuations that do not qualify for SFAS No. 133 “Accounting for Derivative instruments and Hedging Activities, as amended” hedge accounting treatment, foreign exchange rate fluctuations related to SFAS No. 52, “Foreign Currency Translation” revaluation of foreign-denominated debt issuances, certain gains (losses) on sales of whole mortgage loans, and gains (losses) on sales of debt securities. All Other also includes adjustments to noninterest income and income tax expense to remove the FTE impact of items (primarily low-income housing tax credits) that have been grossed up within noninterest income to a FTE amount in the business segments. In addition, All Other includes the offsetting securitization impact to present Global Consumer and Small Business Banking on a managed basis. (See Exhibit A: Non-GAAP Reconciliations—All Other—Reconciliation on page 41).
(2)	Fully taxable-equivalent basis
(3)	Provision for credit losses represents provision for credit losses in All Other combined with the Global Consumer and Small Business Banking securitization offset.

Components of Equity Investment Income

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2008	Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007

	2008	2007
Principal Investing	$(84)	$2,217	$(363)	$(29)	$296	$12	$117
Corporate Investments	(520)	445	(295)	(369)	112	32	(7)
Strategic and other investments	869	1,083	271	72	302	224	168

Total equity investment income (loss) included in All Other	265	3,745	(387)	(326)	710	268	278
Total equity investment income (loss) included in the business segments	274	319	(404)	10	(118)	786	39

Total consolidated equity investment income (loss)	$539	$4,064	$(791)	$(316)	$592	$1,054	$317

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries

Outstanding Loans and Leases

(Dollars in millions)

	December 31 2008	September 30 2008	Increase (Decrease)
Consumer
Residential mortgage	$247,999	$256,989	$(8,990)
Home equity	152,547	151,938	609
Discontinued real estate (1)	19,981	22,081	(2,100)
Credit card - domestic	64,128	63,012	1,116
Credit card - foreign	17,146	18,338	(1,192)
Direct/Indirect consumer (2)	83,436	82,849	587
Other consumer (3)	3,442	3,680	(238)

Total consumer	588,679	598,887	(10,208)

Commercial
Commercial - domestic (4)	219,233	219,303	(70)
Commercial real estate (5)	64,701	63,736	965
Commercial lease financing	22,400	22,416	(16)
Commercial - foreign	31,020	32,951	(1,931)

Total commercial loans excluding loans measured at fair value	337,354	338,406	(1,052)
Commercial loans measured at fair value (6)	5,413	5,383	30

Total commercial	342,767	343,789	(1,022)

Total loans and leases	$931,446	$942,676	$(11,230)

(1)	At December 31, 2008 and September 30, 2008, includes $18.2 billion and $20.1 billion of pay option loans, and $1.8 billion and $1.9 billion of subprime loans obtained as part of the acquisition of Countrywide. The Corporation no longer originates these products.
(2)	Includes foreign consumer loans of $1.8 billion and $2.4 billion at December 31, 2008 and September 30, 2008.
(3)	Includes consumer finance loans of $2.6 billion and $2.7 billion, and other foreign consumer loans of $618 million and $736 million at December 31, 2008 and September 30, 2008.
(4)	Includes small business commercial—domestic loans, primarily card related, of $19.1 billion and $19.4 billion at December 31, 2008 and September 30, 2008.
(5)	Includes domestic commercial real estate loans of $63.7 billion and $62.7 billion, and foreign commercial real estate loans of $979 million and $1.0 billion at December 31, 2008 and September 30, 2008.
(6)	Certain commercial loans are measured at fair value in accordance with SFAS 159 and include commercial—domestic loans of $3.5 billion and $4.0 billion, commercial—foreign loans of $1.7 billion and $1.2 billion, and commercial real estate loans of $203 million and $213 million at December 31, 2008 and September 30, 2008.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries

Quarterly Average Loans and Leases by Business Segment

(Dollars in millions)

	Fourth Quarter 2008
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$253,468	$17	$519	$35,278	$217,654
Home equity	152,035	121,129	919	24,621	5,366
Discontinued real estate	21,324	—	—	—	21,324
Credit card - domestic	64,906	152,175	—	—	(87,269)
Credit card - foreign	17,211	29,058	—	—	(11,847)
Direct/Indirect consumer	83,331	39,116	40,143	4,647	(575)
Other consumer	3,544	946	10	17	2,571

Total consumer	595,819	342,441	41,591	64,563	147,224

Commercial
Commercial - domestic	226,095	20,047	183,517	22,370	161
Commercial real estate	64,586	260	62,412	1,874	40
Commercial lease financing	22,069	—	24,324	—	(2,255)
Commercial - foreign	32,994	1,366	31,535	67	26

Total commercial	345,744	21,673	301,788	24,311	(2,028)

Total loans and leases	$941,563	$364,114	$343,379	$88,874	$145,196

	Third Quarter 2008
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$260,748	$10	$616	$35,050	$225,072
Home equity	151,142	121,089	887	23,644	5,522
Discontinued real estate	22,031	—	—	—	22,031
Credit card - domestic	63,414	153,037	—	—	(89,623)
Credit card - foreign	17,075	33,371	—	—	(16,296)
Direct/Indirect consumer	85,392	38,860	42,205	5,013	(686)
Other consumer	3,723	1,097	18	18	2,590

Total consumer	603,525	347,464	43,726	63,725	148,610

Commercial
Commercial - domestic	224,117	20,505	181,204	22,707	(299)
Commercial real estate	63,220	355	61,139	1,740	(14)
Commercial lease financing	22,585	—	24,608	—	(2,023)
Commercial - foreign	33,467	1,566	31,817	81	3

Total commercial	343,389	22,426	298,768	24,528	(2,333)

Total loans and leases	$946,914	$369,890	$342,494	$88,253	$146,277

	Fourth Quarter 2007
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$277,058	$12	$1,007	$33,758	$242,281
Home equity	112,369	84,000	976	23,319	4,074
Discontinued real estate	n/a	n/a	n/a	n/a	n/a
Credit card - domestic	60,063	146,901	—	—	(86,838)
Credit card - foreign	14,329	31,510	—	—	(17,181)
Direct/Indirect consumer	75,138	33,278	39,613	4,980	(2,733)
Other consumer	4,206	1,087	19	25	3,075

Total consumer	543,163	296,788	41,615	62,082	142,678

Commercial
Commercial - domestic	213,200	18,817	175,613	19,388	(618)
Commercial real estate	59,702	489	57,945	1,262	6
Commercial lease financing	22,239	—	24,359	—	(2,120)
Commercial - foreign	29,815	1,535	28,090	84	106

Total commercial	324,956	20,841	286,007	20,734	(2,626)

Total loans and leases	$868,119	$317,629	$327,622	$82,816	$140,052

(1)	Global Consumer and Small Business Banking, specifically Card Services, is presented on a managed basis with a corresponding offset recorded in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries

Commercial Credit Exposure by Industry (1, 2, 3)

(Dollars in millions)

	Commercial Utilized			Total Commercial Committed
	December 31 2008	September 30 2008	Increase (Decrease)	December 31 2008	September 30 2008	Increase (Decrease)
Real estate (4)	$ 79,766	$ 77,955	$ 1,811	$103,889	$ 105,287	$ (1,398)
Diversified financials	50,327	49,917	410	103,306	99,909	3,397
Government and public education	39,386	35,716	3,670	58,608	55,841	2,767
Capital goods	27,588	27,904	(316)	52,522	53,006	(484)
Retailing	30,736	32,372	(1,636)	50,102	52,332	(2,230)
Healthcare equipment and services	31,280	27,479	3,801	46,785	44,189	2,596
Consumer services	28,715	27,469	1,246	43,948	42,967	981
Materials	22,825	22,139	686	38,105	37,529	576
Commercial services and supplies	24,095	21,698	2,397	34,867	31,773	3,094
Individuals and trusts	22,752	24,071	(1,319)	33,045	34,067	(1,022)
Food, beverage and tobacco	17,257	14,899	2,358	28,521	28,624	(103)
Banks	22,134	25,636	(3,502)	26,493	30,699	(4,206)
Energy	11,885	12,226	(341)	22,732	23,557	(825)
Media	8,939	8,690	249	19,301	19,966	(665)
Utilities	8,230	7,549	681	19,272	18,998	274
Transportation	13,050	12,569	481	18,561	18,258	303
Insurance	11,223	9,377	1,846	17,855	16,924	931
Religious and social organizations	9,539	9,020	519	12,576	12,191	385
Consumer durables and apparel	6,219	6,100	119	10,862	10,798	64
Technology hardware and equipment	3,971	3,889	82	10,371	10,871	(500)
Pharmaceuticals and biotechnology	3,721	3,326	395	10,111	9,336	775
Software and services	4,093	4,268	(175)	9,590	10,130	(540)
Telecommunication services	3,681	3,851	(170)	8,036	8,214	(178)
Food and staples retailing	4,282	3,934	348	7,012	6,504	508
Automobiles and components	3,093	2,788	305	6,081	5,726	355
Household and personal products	1,137	1,168	(31)	2,817	2,935	(118)
Semiconductors and semiconductor equipment	1,105	1,036	69	1,822	1,782	40
Other	7,720	7,399	321	8,142	7,975	167
Total commercial credit exposure by industry	$498,749	$484,445	$14,304	$805,332	$800,388	$ 4,944
Net credit default protection purchased on total commitments (5)				$ (9,654)	$ (8,914)

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $34.8 billion and $18.1 billion at December 31, 2008 and September 30, 2008. In addition to cash collateral, derivative assets are also collateralized by $7.7 billion and $4.0 billion of primarily other marketable securities at December 31, 2008 and September 30, 2008 for which the credit risk has not been reduced.
(2)	Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value in accordance with SFAS 159 and are comprised of loans outstanding of $5.4 billion at both December 31, 2008 and September 30, 2008 and issued letters of credit at notional value of $1.4 billion and $1.3 billion for the same periods. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $15.5 billion and $16.0 billion at December 31, 2008 and September 30, 2008.
(3)	Includes small business commercial - domestic exposure.
(4)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flow and primary source of repayment as key factors.
(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries

Net Credit Default Protection by Maturity Profile (1)

	December 31	September 30
	2008	2008
Less than or equal to one year	1%	(4)%
Greater than one year and less than or equal to five years	92	94
Greater than five years	7	10

Total net credit default protection	100%	100%

(1)	In order to mitigate the cost of purchasing ideal levels of credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown as positive percentages and the distribution of maturities for net credit protection sold as negative percentages.

Net Credit Default Protection by Credit Exposure Debt Rating (1)

(Dollars in millions)

	December 31, 2008		September 30, 2008
Ratings	Net Notional	Percent	Net Notional	Percent
AAA	$ 30	(0.3)%	$ 48	(0.5)%
AA	(103)	1.1	(51)	0.6
A	(2,800)	29.0	(3,269)	36.7
BBB	(4,856)	50.2	(4,186)	47.0
BB	(1,948)	20.2	(1,368)	15.3
B	(579)	6.0	(194)	2.2
CCC and below	(278)	2.9	(55)	0.6
NR (2)	880	(9.1)	161	(1.9)

Total net credit default protection	$(9,654)	100.0%	$(8,914)	100.0%

(1)	In order to mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.
(2)	In addition to unrated names, “NR” includes $948 million and $200 million in net credit default swap index positions at December 31, 2008 and at September 30, 2008. While index positions are principally investment grade, credit default swaps indices include names in and across each of the ratings categories.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries

Selected Emerging Markets (1)

(Dollars in millions)

	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities/ Other Investments (4)	Total Cross–border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Emerging Markets Exposure December 31, 2008	Increase (Decrease) from September 30, 2008
Region/Country
Asia Pacific
China (7)	$ 285	$ 48	$ 499	$19,827	$20,659	$ 46	$20,705	$4,759
South Korea	665	871	1,635	1,505	4,676	—	4,676	(280)
India	1,521	689	1,045	1,179	4,434	—	4,434	(111)
Singapore	347	73	813	336	1,569	—	1,569	394
Taiwan	304	26	60	29	419	423	842	(141)
Hong Kong	429	28	143	81	681	—	681	61
Other Asia Pacific (8)	187	97	40	281	605	—	605	(83)

Total Asia Pacific	3,738	1,832	4,235	23,238	33,043	469	33,512	4,599

Latin America
Mexico (9)	1,335	301	132	2,264	4,032	125	4,157	(827)
Brazil (10)	350	407	50	2,544	3,351	518	3,869	(1,166)
Chile	294	241	30	11	576	3	579	(76)
Other Latin America (8)	150	273	2	67	492	155	647	(209)

Total Latin America	2,129	1,222	214	4,886	8,451	801	9,252	(2,278)

Middle East and Africa
Bahrain	269	7	59	854	1,189	—	1,189	(42)
Other Middle East and Africa (8)	661	131	367	107	1,266	—	1,266	(41)

Total Middle East and Africa	930	138	426	961	2,455	—	2,455	(83)

Central and Eastern Europe (8)	65	114	262	188	629	—	629	190

Total emerging market exposure	$6,862	$3,306	$5,137	$29,273	$44,578	$1,270	$45,848	$2,428

(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe excluding Greece. There was no emerging market exposure included in the portfolio measured at fair value in accordance with SFAS 159 at December 31, 2008 and September 30, 2008.
(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(3)	Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $152 million and $89 million at December 31, 2008 and September 30, 2008. At December 31, 2008 and September 30, 2008, there were $531 million and $334 million of other marketable securities collateralizing derivative assets for which credit risk has not been reduced.
(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty, consistent with Federal Financial Institutions Examination Council (FFIEC) reporting rules. Cross-border resale agreements where the underlying securities are U.S. Treasury securities, in which case the domicile is the U.S., are excluded from this presentation.
(5)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.
(6)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Local funding or liabilities are subtracted from local exposures as allowed by the FFIEC. Total amount of available local liabilities funding local country exposure at December 31, 2008 was $12.6 billion compared to $17.6 billion at September 30, 2008. Local liabilities at December 31, 2008 in Asia Pacific and Latin America were $12.1 billion and $538 million, of which $4.9 billion were in Singapore, $2.2 billion in Hong Kong, $1.7 billion in South Korea, $1.0 billion in India, and $882 million in China. There were no other countries with available local liabilities funding local country exposure greater than $500 million.
(7)	Securities/Other Investments include an investment of $19.7 billion in China Construction Bank (CCB).
(8)	No country included in Other Asia Pacific, Other Latin America, Other Middle East and Africa, or Central and Eastern Europe had total foreign exposure of more than $500 million.
(9)	Securities/Other Investments include an investment of $2.1 billion in Grupo Financiero Santander, S.A.
(10)	Securities/Other Investments include an investment of $2.5 billion in Banco Itaú Holding Financeira S.A.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries

Nonperforming Assets

(Dollars in millions)

	December 31 2008	September 30 2008	June 30 2008	March 31 2008	December 31 2007
Residential mortgage	$ 7,044	$ 4,638	$ 3,269	$ 2,576	$ 1,999
Home equity	2,670	2,049	1,851	1,786	1,340
Discontinued real estate	77	33	n/a	n/a	n/a
Direct/Indirect consumer	26	13	11	6	8
Other consumer	91	89	89	91	95

Total consumer	9,908	6,822	5,220	4,459	3,442

Commercial - domestic (1)	2,040	1,566	1,079	980	852
Commercial real estate	3,906	3,090	2,616	1,627	1,099
Commercial lease financing	56	35	40	44	33
Commercial - foreign	290	48	48	54	19

	6,292	4,739	3,783	2,705	2,003
Small business commercial - domestic	205	183	153	169	152

Total commercial	6,497	4,922	3,936	2,874	2,155

Total nonperforming loans and leases	16,405	11,744	9,156	7,333	5,597
Foreclosed properties	1,827	1,832	593	494	351

Total nonperforming assets (2, 3, 4,)	$18,232	$13,576	$ 9,749	$ 7,827	$ 5,948

Loans past due 90 days or more and still accruing (2, 4, 5)	$ 5,414	$ 4,819	$ 4,548	$ 4,160	$ 3,736
Nonperforming assets/Total assets (6)	1.01%	0.74%	0.57%	0.45%	0.35%
Nonperforming assets/Total loans, leases and foreclosed properties (6)	1.96	1.45	1.13	0.90	0.68
Nonperforming loans and leases/Total loans and leases outstanding (6)	1.77	1.25	1.06	0.84	0.64
Allowance for credit losses:
Allowance for loan and lease losses	$23,071	$20,346	$17,130	$14,891	$11,588
Reserve for unfunded lending commitments	421	427	507	507	518

Total allowance for credit losses	$23,492	$20,773	$17,637	$15,398	$12,106

Allowance for loan and lease losses/Total loans and leases outstanding (6)	2.49%	2.17%	1.98%	1.71%	1.33%
Allowance for loan and lease losses/Total nonperforming loans and leases (6)	141	173	187	203	207
Reservable commercial utilized criticized exposure (7)	$36,937	$31,009	$25,998	$21,157	$17,176
Reservable commercial utilized criticized exposure/Commercial utilized exposure (7)	8.90%	7.45%	6.23%	5.43%	4.46%

(1)	Excludes small business commercial - domestic loans.
(2)	Balances do not include loans accounted for in accordance with SOP 03-3 even though the customer may be contractually past due. Loans accounted for in accordance with SOP 03-3 were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.
(3)	Balances do not include nonperforming loans held-for-sale included in other assets of $1.3 billion, $848 million, $388 million, $327 million and $188 million at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively.
(4)	Balances do not include loans measured at fair value in accordance with SFAS 159. At December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, there were no nonperforming loans measured at fair value in accordance with SFAS 159. At June 30, 2008, there were $81 million of loans past due 90 days or more and still accruing interest measured at fair value in accordance with SFAS 159. At December 31, 2008, September 30, 2008, March 31, 2008 and December 31, 2007, there were no loans past due 90 days or more and still accruing interest measured at fair value in accordance with SFAS 159.
(5)	Balances do not include loans held-for-sale past due 90 days or more and still accruing interest included in other assets of $31 million, $138 million, $32 million, $69 million and $79 million at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively.
(6)	Ratios do not include loans measured at fair value in accordance with SFAS 159 of $5.4 billion, $5.4 billion, $5.0 billion, $5.1 billion and $4.6 billion at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively.
(7)	Criticized exposure and ratios exclude assets held-for-sale, exposure measured at fair value in accordance with SFAS 159 and other nonreservable exposure. Including assets held-for-sale, other nonreservable exposure and commercial loans measured at fair value, the ratios would have been 9.45 percent, 7.94 percent, 6.62 percent, 6.12 percent and 4.77 percent at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007, respectively.

n/a = not applicable

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries

Quarterly Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1)

(Dollars in millions)

	Fourth Quarter 2008		Third Quarter 2008		Second Quarter 2008		First Quarter 2008		Fourth Quarter 2007
Held Basis	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$ 466	0.73%	$ 242	0.37%	$ 151	0.24%	$ 66	0.10%	$ 27	0.04%
Home equity	1,113	2.92	964	2.53	923	3.09	496	1.71	179	0.63
Discontinued real estate	19	0.36	(3)	(0.05)	n/a	n/a	n/a	n/a	n/a	n/a
Credit card - domestic	1,244	7.63	1,094	6.86	976	6.36	847	5.39	738	4.87
Credit card - foreign	162	3.75	148	3.46	132	3.21	109	2.87	108	2.99
Direct/Indirect consumer	1,054	5.03	845	3.94	660	3.22	555	2.84	456	2.41
Other consumer	124	13.79	106	11.36	83	8.47	86	8.61	96	9.08

Total consumer	4,182	2.79	3,396	2.24	2,925	2.17	2,159	1.58	1,604	1.17

Commercial - domestic (2)	255	0.50	117	0.23	70	0.14	77	0.16	64	0.13
Commercial real estate	382	2.36	262	1.65	136	0.88	107	0.70	17	0.12
Commercial lease financing	31	0.57	8	0.13	6	0.11	15	0.27	17	0.31
Commercial - foreign	129	1.63	46	0.56	5	0.06	(7)	(0.10)	2	0.03

	797	0.99	433	0.54	217	0.28	192	0.25	100	0.13
Small business commercial - domestic	562	11.55	527	10.64	477	9.59	364	7.44	281	5.92

Total commercial	1,359	1.59	960	1.13	694	0.84	556	0.69	381	0.47

Total net charge-offs	$5,541	2.36	$4,356	1.84	$3,619	1.67	$2,715	1.25	$1,985	0.91

By Business Segment
Global Consumer and Small Business Banking (3)	$5,707	6.24%	$5,112	5.50%	$4,687	5.59%	$3,676	4.49%	$3,028	3.78%
Global Corporate and Investment Banking	1,006	1.18	604	0.71	318	0.39	328	0.41	214	0.26
Global Wealth and Investment Management	144	0.65	108	0.49	92	0.42	52	0.24	28	0.13
All Other (3)	(1,316)	(3.61)	(1,468)	(3.99)	(1,478)	(5.07)	(1,341)	(4.04)	(1,285)	(3.64)

Total net charge-offs	$5,541	2.36	$4,356	1.84	$3,619	1.67	$2,715	1.25	$1,985	0.91

Supplemental managed basis data
Credit card - domestic	$2,929	7.66%	$2,643	6.87%	$2,414	6.36%	$2,068	5.48%	$1,816	4.90%
Credit card - foreign	334	4.57	353	4.21	337	4.11	304	3.84	322	4.06

Total credit card managed net losses	$3,263	7.16	$2,996	6.40	$2,751	5.96	$2,372	5.19	$2,138	4.75

(1)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases excluding loans measured at fair value in accordance with SFAS 159 during the period for each loan and lease category.
(2)	Excludes small business commercial - domestic loans.
(3)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services. The securitization offset is included within All Other.

n/a = not applicable

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries

Year-to-Date Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1)

(Dollars in millions)

	Year Ended December 31
	2008		2007
Held Basis	Amount	Percent	Amount	Percent
Residential mortgage	$ 925	0.36%	$ 56	0.02%
Home equity	3,496	2.59	274	0.28
Discontinued real estate	16	0.15	n/a	n/a
Credit card - domestic	4,161	6.57	3,063	5.29
Credit card - foreign	551	3.34	379	3.06
Direct/Indirect consumer	3,114	3.77	1,373	1.96
Other consumer	399	10.46	278	6.18

Total consumer	12,662	2.21	5,423	1.07

Commercial - domestic (2)	519	0.26	127	0.08
Commercial real estate	887	1.41	47	0.11
Commercial lease financing	60	0.27	2	0.01
Commercial - foreign	173	0.55	1	—

	1,639	0.52	177	0.07
Small business commercial - domestic	1,930	9.80	880	5.13

Total commercial	3,569	1.07	1,057	0.40

Total net charge-offs	$16,231	1.79	$ 6,480	0.84

By Business Segment:
Global Consumer and Small Business Banking (3)	$19,182	5.48%	$10,806	3.68%
Global Corporate and Investment Banking	2,256	0.68	503	0.19
Global Wealth and Investment Management	396	0.45	66	0.09
All Other (3)	(5,603)	(4.13)	(4,895)	(3.66)

Total net charge-offs	$16,231	1.79	$ 6,480	0.84

Supplemental managed basis data
Credit card - domestic	$10,054	6.60%	$ 6,960	4.91%
Credit card - foreign	1,328	4.17	1,254	4.24

Total credit card managed net losses	$11,382	6.18	$ 8,214	4.79

(1)	Net charge-off/loss ratios are calculated as held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases excluding loans measured at fair value in accordance with SFAS 159 during the period for each loan and lease category.
(2)	Excludes small business commercial - domestic loans.
(3)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services. The securitization offset is included within All Other.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries

Allocation of the Allowance for Credit Losses by Product Type

(Dollars in millions)

	December 31, 2008		September 30, 2008		December 31, 2007
Allowance for loan and lease losses	Amount	Percent of loans and leases outstanding (1)	Amount	Percent of loans and leases outstanding (1)	Amount	Percent of loans and leases outstanding (1)
Residential mortgage	$ 1,382	0.56%	$ 1,376	0.54%	$ 207	0.08%
Home equity	5,385	3.53	4,744	3.12	963	0.84
Discontinued real estate	658	3.29	82	0.37	n/a	n/a
Credit card - domestic	3,947	6.16	3,624	5.75	2,919	4.44
Credit card - foreign	742	4.33	633	3.45	441	2.95
Direct/Indirect consumer	4,341	5.20	3,742	4.52	2,077	2.71
Other consumer	203	5.87	184	5.02	151	3.61

Total consumer	16,658	2.83	14,385	2.40	6,758	1.23

Commercial - domestic (2)	4,339	1.98	4,072	1.86	3,194	1.53
Commercial real estate	1,465	2.26	1,376	2.16	1,083	1.77
Commercial lease financing	223	1.00	210	0.94	218	0.97
Commercial - foreign	386	1.25	303	0.92	335	1.18

Total commercial (3)	6,413	1.90	5,961	1.76	4,830	1.51

Allowance for loan and lease losses	23,071	2.49	20,346	2.17	11,588	1.33
Reserve for unfunded lending commitments	421		427		518

Allowance for credit losses	$23,492		$20,773		$12,106

(1)	Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans measured in accordance with SFAS 159 for each loan and lease category. Loans measured at fair value include commercial - domestic loans of $3.5 billion, $4.0 billion and $3.5 billion, commercial - foreign loans of $1.7 billion, $1.2 billion and $790 million, and commercial real estate loans of $203 million, $213 million and $304 million at December 31, 2008, September 30, 2008 and December 31, 2007.
(2)	Includes allowance for small business commercial - domestic loans of $2.4 billion, $2.2 billion and $1.4 billion at December 31, 2008, September 30, 2008 and December 31, 2007.
(3)	Includes allowance for loan and lease losses for impaired commercial loans of $691 million, $561 million and $123 million at December 31, 2008, September 30, 2008 and December 31, 2007.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	39

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking - Reconciliation

(Dollars in millions)

	Year Ended December 31, 2008			Year Ended December 31, 2007			Fourth Quarter 2008
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$ 33,851	$ (8,701)	$ 25,150	$ 28,712	$ (8,027)	$ 20,685	$ 9,274	$ (2,299)	$ 6,975
Noninterest income:
Card income	10,057	2,250	12,307	10,194	3,356	13,550	2,474	482	2,956
Service charges	6,807	—	6,807	6,007	—	6,007	1,677	—	1,677
Mortgage banking income	4,422	—	4,422	1,332	—	1,332	1,602	—	1,602
Insurance premiums	1,968	(186)	1,782	912	(250)	662	765	(34)	731
All other income	1,239	(33)	1,206	698	(38)	660	119	(6)	113

Total noninterest income	24,493	2,031	26,524	19,143	3,068	22,211	6,637	442	7,079

Total revenue, net of interest expense	58,344	(6,670)	51,674	47,855	(4,959)	42,896	15,911	(1,857)	14,054
Provision for credit losses	26,841	(6,670)	20,171	12,920	(4,959)	7,961	7,584	(1,857)	5,727
Noninterest expense	24,937	—	24,937	20,349	—	20,349	7,145	—	7,145

Income before income taxes	6,566	—	6,566	14,586	—	14,586	1,182	—	1,182
Income tax expense (3)	2,332	—	2,332	5,224	—	5,224	347	—	347

Net income	$ 4,234	$ —	$ 4,234	$ 9,362	$ —	$ 9,362	$ 835	$ —	$ 835

Balance sheet
Average - total loans and leases	$350,264	$(104,401)	$245,863	$294,030	$(103,284)	$190,746	$364,114	$ (99,116)	$264,998
Period end - total loans and leases	365,198	(100,960)	264,238	325,759	(102,967)	222,792	365,198	(100,960)	264,238

	Third Quarter 2008			Second Quarter 2008			First Quarter 2008
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$ 8,946	$ (2,207)	$ 6,739	$ 7,985	$ (2,140)	$ 5,845	$ 7,646	$ (2,055)	$ 5,591
Noninterest income:
Card income	2,296	507	2,803	2,560	557	3,117	2,727	704	3,431
Service charges	1,822	—	1,822	1,743	—	1,743	1,565	—	1,565
Mortgage banking income	1,756	—	1,756	409	—	409	655	—	655
Insurance premiums	709	(44)	665	253	(52)	201	241	(56)	185
All other income	408	(10)	398	208	(8)	200	504	(9)	495

Total noninterest income	6,991	453	7,444	5,173	497	5,670	5,692	639	6,331

Total revenue, net of interest expense	15,937	(1,754)	14,183	13,158	(1,643)	11,515	13,338	(1,416)	11,922
Provision for credit losses	6,505	(1,754)	4,751	6,382	(1,643)	4,739	6,370	(1,416)	4,954
Noninterest expense	7,267	—	7,267	5,355	—	5,355	5,170	—	5,170

Income before income taxes	2,165	—	2,165	1,421	—	1,421	1,798	—	1,798
Income tax expense (3)	826	—	826	503	—	503	656	—	656

Net income	$ 1,339	$ —	$ 1,339	$ 918	$ —	$ 918	$ 1,142	$ —	$ 1,142

Balance sheet
Average - total loans and leases	$369,890	$(105,919)	$263,971	$337,403	$(107,438)	$229,965	$329,282	$(105,176)	$224,106
Period end - total loans and leases	367,673	(102,048)	265,625	340,392	(108,520)	231,872	331,441	(107,847)	223,594

	Fourth Quarter 2007
	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$ 7,431	$ (2,071)	$ 5,360
Noninterest income:
Card income	2,627	828	3,455
Service charges	1,623	—	1,623
Mortgage banking income	490	—	490
Insurance premiums	250	(57)	193
All other income	200	(10)	190

Total noninterest income	5,190	761	5,951

Total revenue, net of interest expense	12,621	(1,310)	11,311
Provision for credit losses	4,287	(1,310)	2,977
Noninterest expense	5,572	—	5,572

Income before income taxes	2,762	—	2,762
Income tax expense (3)	863	—	863

Net income	$ 1,899	$ —	$ 1,899

Balance sheet
Average - total loans and leases	$317,629	$(105,091)	$212,538
Period end - total loans and leases	325,759	(102,967)	222,792

(1)	Provision for credit losses represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(2)	The securitization impact on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

The Corporation reports Global Consumer and Small Business Banking’s results, specifically Card Services, on a managed basis. This basis of presentation excludes the Corporation’s securitized mortgage and home equity portfolios for which the Corporation retains servicing. Reporting on a managed basis is consistent with the way that management evaluates the results of Global Consumer and Small Business Banking. Managed basis assumes that securitized loans were not sold and presents earnings on these loans in a manner similar to the way loans that have not been sold (i.e., held loans) are presented. Loan securitization is an alternative funding process that is used by the Corporation to diversify funding sources. Loan securitization removes loans from the Consolidated Balance Sheet through the sale of loans to an off-balance sheet qualified special purpose entity which is excluded from the Corporation’s Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States (GAAP).

The performance of the managed portfolio is important in understanding Global Consumer and Small Business Banking’s and Card Services’ results as it demonstrates the results of the entire portfolio serviced by the business. Securitized loans continue to be serviced by the business and are subject to the same underwriting standards and ongoing monitoring as held loans. In addition, retained excess servicing income is exposed to similar credit risk and repricing of interest rates as held loans. Global Consumer and Small Business Banking’s managed income statement line items differ from a held basis reported as follows:

•

Managed net interest income includes Global Consumer and Small Business Banking’s net interest income on held loans and interest income on the securitized loans less the internal funds transfer pricing allocation related to securitized loans.

•

Managed noninterest income includes Global Consumer and Small Business Banking’s noninterest income on a held basis less the reclassification of certain components of card income (e.g., excess servicing income) to record managed net interest income and provision for credit losses. Noninterest income, both on a held and managed basis, also includes the impact of adjustments to the interest-only strip that are recorded in card income as management continues to manage this impact within Global Consumer and Small Business Banking.

•	Provision for credit losses represents the provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	40

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

All Other - Reconciliation

(Dollars in millions)

	Year Ended December 31, 2008			Year Ended December 31, 2007			Fourth Quarter 2008
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$ (8,610)	$ 8,701	$ 91	$ (7,645)	$ 8,027	$ 382	$ (2,159)	$ 2,299	$ 140
Noninterest income:
Card income	2,164	(2,250)	(86)	2,817	(3,356)	(539)	368	(482)	(114)
Equity investment income (loss)	265	—	265	3,745	—	3,745	(387)	—	(387)
Gains (losses) on sales of debt securities	1,133	—	1,133	180	—	180	784	—	784
All other income (loss)	(545)	219	(326)	426	288	714	(256)	40	(216)

Total noninterest income	3,017	(2,031)	986	7,168	(3,068)	4,100	509	(442)	67

Total revenue, net of interest expense	(5,593)	6,670	1,077	(477)	4,959	4,482	(1,650)	1,857	207
Provision for credit losses	(3,760)	6,670	2,910	(5,207)	4,959	(248)	(616)	1,857	1,241
Merger and restructuring charges	935	—	935	410	—	410	306	—	306
All other noninterest expense	372	—	372	87	—	87	199	—	199

Income (loss) before income taxes	(3,140)	—	(3,140)	4,233	—	4,233	(1,539)	—	(1,539)
Income tax expense (benefit) (3)	(1,512)	—	(1,512)	1,083	—	1,083	(846)	—	(846)

Net income (loss)	$ (1,628)	$ —	$ (1,628)	$ 3,150	$ —	$ 3,150	$ (693)	$ —	$ (693)

Balance sheet
Average - total loans and leases	$135,671	$104,401	$240,072	$133,926	$103,284	$237,210	$145,196	$ 99,116	$244,312
Period end - total loans and leases	136,156	100,960	237,116	139,943	102,967	242,910	136,156	100,960	237,116

	Third Quarter 2008			Second Quarter 2008			First Quarter 2008
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$ (2,432)	$ 2,207	$ (225)	$ (2,034)	$ 2,140	$ 106	$ (1,985)	$ 2,055	$ 70
Noninterest income:
Card income	537	(507)	30	595	(557)	38	664	(704)	(40)
Equity investment income	(326)	—	(326)	710	—	710	268	—	268
Gains on sales of debt securities	(2)	—	(2)	131	—	131	220	—	220
All other income (loss)	68	54	122	(100)	60	(40)	(257)	65	(192)

Total noninterest income	277	(453)	(176)	1,336	(497)	839	895	(639)	256

Total revenue, net of interest expense	(2,155)	1,754	(401)	(698)	1,643	945	(1,090)	1,416	326
Provision for credit losses	(984)	1,754	770	(1,032)	1,643	611	(1,128)	1,416	288
Merger and restructuring charges	247	—	247	212	—	212	170	—	170
All other noninterest expense	(45)	—	(45)	58	—	58	160	—	160

Income (loss) before income taxes	(1,373)	—	(1,373)	64	—	64	(292)	—	(292)
Income tax expense (benefit) (3)	(591)	—	(591)	(86)	—	(86)	11	—	11

Net income (loss)	$ (782)	$ —	$ (782)	$ 150	$ —	$ 150	$ (303)	$ —	$ (303)

Balance sheet
Average - total loans and leases	$146,277	$105,919	$252,196	$117,335	$107,438	$224,773	$133,654	$105,176	$238,830
Period end - total loans and leases	146,379	102,048	248,427	95,855	108,520	204,375	127,038	107,847	234,885

	Fourth Quarter 2007
	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$ (2,058)	$ 2,071	$ 13
Noninterest income:
Card income	680	(828)	(148)
Equity investment income	278	—	278
Gains on sales of debt securities	110	—	110
All other income (loss)	750	67	817

Total noninterest income	1,818	(761)	1,057

Total revenue, net of interest expense	(240)	1,310	1,070
Provision for credit losses	(1,285)	1,310	25
Merger and restructuring charges	140	—	140
All other noninterest expense	(53)	—	(53)

Income before income taxes	958	—	958
Income tax expense (3)	128	—	128

Net income	$ 830	$ —	$ 830

Balance sheet
Average - total loans and leases	$140,052	$105,091	$245,143
Period end - total loans and leases	139,943	102,967	242,910

(1)	Provision for credit losses represents provision for credit losses in All Other combined with the Global Consumer and Small Business Banking securitization offset.
(2)	The securitization offset on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	41

Exhibit B: Selected Fourth Quarter 2008 Merrill Lynch Results

(results are not part of Bank of America fourth quarter results)

This information is preliminary and based on company data available at the time of the presentation.	42

Merrill Lynch & Co., Inc.
Preliminary Unaudited Earnings Summary	Attachment I

(In millions, except per share amounts)

	For the Three Months Ended			Percent Inc / (Dec)
	Dec. 26 2008	Sept. 26, 2008	Dec. 28 2007	4Q08 vs. 3Q08		4Q08 vs. 4Q07
Revenues
Principal transactions	$(13,109)	$(6,573)	$(12,596)	N/M	%	N/M	%
Commissions	1,450	1,745	1,924	(17)		(25)
Managed accounts and other fee-based revenues	1,295	1,395	1,440	(7)		(10)
Investment banking	813	845	1,267	(4)		(36)
Earnings from equity method investments	(430)	4,401	531	N/M		N/M
Other (1)	(3,390)	(2,986)	(2,304)	N/M		N/M

Subtotal	(13,371)	(1,173)	(9,738)	N/M		N/M
Interest and dividend revenues	4,624	9,019	14,170	(49)		(67)
Less interest expense	3,804	7,830	12,624	(51)		(70)

Net interest profit	820	1,189	1,546	(31)		(47)

Revenues, net of interest expense	(12,551)	16	(8,192)	N/M		N/M

Non-interest expenses
Compensation and benefits	3,830	3,483	4,339	10		(12)
Communications and technology	534	546	597	(2)		(11)
Occupancy and related depreciation	316	314	306	1		3
Professional fees	311	242	311	29		0
Brokerage, clearing, and exchange fees	289	348	395	(17)		(27)
Advertising and market development	151	159	249	(5)		(39)
Office supplies and postage	55	48	64	15		(14)
Other (2)	3,493	588	467	N/M		N/M
Payment related to price reset on common stock offering	—	2,500	—	N/M		N/M
Restructuring charge	2	39	—	N/M		N/M

Total non-interest expenses	8,981	8,267	6,728	9		33

Pre-tax loss from continuing operations	(21,532)	(8,251)	(14,920)	N/M		N/M
Income tax benefit	(6,237)	(3,131)	(4,623)	N/M		N/M

Net loss from continuing operations	(15,295)	(5,120)	(10,297)	N/M		N/M

Discontinued operations:
Pre-tax (loss)/earnings from discontinued operations	(31)	(53)	795	N/M		N/M
Income tax (benefit)/expense	(15)	(21)	331	N/M		N/M

Net (loss)/earnings from discontinued operations	(16)	(32)	464	N/M		N/M

Net loss	$(15,311)	$(5,152)	$ (9,833)	N/M		N/M

Preferred stock dividends	$ 139	$ 2,319	$ 73	N/M		90

Net loss applicable to common stockholders	$(15,450)	$(7,471)	$ (9,906)	N/M		N/M

Basic loss per common share from continuing operations	(9.61)	(5.56)	(12.57)	N/M		N/M
Basic (loss)/earnings per common share from discontinued operations	(0.01)	(0.02)	0.56	N/M		N/M

Basic loss per common share	$ (9.62)	$ (5.58)	$ (12.01)	N/M		N/M
Diluted loss per common share from continuing operations	(9.61)	(5.56)	(12.57)	N/M		N/M
Diluted (loss)/earnings per common share from discontinued operations	(0.01)	(0.02)	0.56	N/M		N/M

Diluted loss per common share	$ (9.62)	$ (5.58)	$ (12.01)	N/M		N/M
Average shares used in computing earnings per common share
Basic	1,606.6	1,339.0	825.0	20		95
Diluted	1,606.6	1,339.0	825.0	20		95

N/M = Not Meaningful

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)	Includes gains and losses on investment securities, private equity investments, loans and other miscellaneous items.
(2)	Includes $2.3 billion related to goodwill impairment and approximately $0.9 billion of litigation accruals recorded in 4Q08.

Merrill Lynch & Co., Inc. Preliminary Unaudited Earnings Summary	Attachment II

(In millions, except per share amounts)

	For the Year Ended		Percent Inc / (Dec)
	Dec. 26 2008	Dec. 28 2007
Revenues
Principal transactions	$(26,183)	$(12,067)	N/M	%
Commissions	6,895	7,284	(5)
Managed accounts and other fee-based revenues	5,544	5,465	1
Investment banking	3,733	5,582	(33)
Earnings from equity method investments	4,513	1,627	177
Other (1)	(9,700)	(2,190)	N/M

Subtotal	(15,198)	5,701	(367)

Interest and dividend revenues	33,039	56,974	(42)
Less interest expense	29,558	51,425	(43)

Net interest profit	3,481	5,549	(37)

Revenues, net of interest expense	(11,717)	11,250	N/M

Non-interest expenses
Compensation and benefits	15,000	15,903	(6)
Communications and technology	2,201	2,057	7
Occupancy and related depreciation	1,267	1,139	11
Professional fees	1,058	1,027	3
Brokerage, clearing, and exchange fees	1,394	1,415	(1)
Advertising and market development	652	785	(17)
Office supplies and postage	215	233	(8)
Other (2)	4,705	1,522	209
Payment related to price reset on common stock offering	2,500	—	N/M
Restructuring charge	486	—	N/M

Total non-interest expenses	29,478	24,081	22

Pre-tax loss from continuing operations	(41,195)	(12,831)	N/M

Income tax benefit	(14,177)	(4,194)	N/M

Net loss from continuing operations	(27,018)	(8,637)	N/M

Discontinued operations:
Pre-tax (loss)/earnings from discontinued operations	(141)	1,397	N/M
Income (benefit)/tax expense	(80)	537	N/M

Net (loss)/earnings from discontinued operations	(61)	860	N/M

Net loss	$(27,079)	$ (7,777)	N/M

Preferred stock dividends	$2,869	$ 270	N/M

Net loss applicable to common stockholders	$(29,948)	$ (8,047)	N/M

Basic loss per common share from continuing operations	(24.39)	(10.73)	N/M
Basic (loss)/earnings per common share from discontinued operations	(0.05)	1.04	N/M

Basic loss per common share	$(24.44)	$ (9.69)	N/M

Diluted loss per common share from continuing operations	(24.39)	(10.73)	N/M
Diluted (loss)/earnings per common share from discontinued operations	(0.05)	1.04	N/M

Diluted loss per common share	$(24.44)	$ (9.69)	N/M

Average shares used in computing earnings per common share
Basic	1,225.6	830.4	48
Diluted	1,225.6	830.4	48

N/M = Not Meaningful

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)	Includes gains and losses on investment securities, private equity investments, loans and other miscellaneous items.
(2)	Includes $2.3 billion related to goodwill impairment recorded in 4Q08, approximately $1.1 billion of litigation accruals and $0.5 billion associated with the auction rate securities repurchase program.

Merrill Lynch & Co., Inc. Preliminary Segment Data (unaudited)	Attachment III

(Dollars in millions)

	For the Three Months Ended			Percent Inc / (Dec)				For the Year Ended		Percent Inc / (Dec)
	Dec. 26, 2008	Sept. 26, 2008	Dec. 28, 2007	4Q08 vs. 3Q08		4Q08 vs. 4Q07		Dec. 26, 2008	Dec. 28, 2007
Global Markets & Investment Banking
Global Markets
FICC	$(14,573)	$(9,943)	$(15,155)	N/M	%	N/M	%	$(35,962)	$(15,873)	N/M	%
Equity Markets	(1,774)	6,030	2,171	N/M		N/M		7,866	8,286	(5)

Total Global Markets net revenues	(16,347)	(3,913)	(12,984)	N/M		N/M		(28,096)	(7,587)	N/M
Investment Banking (1)
Origination:
Debt	151	182	217	(17)		(30)		931	1,550	(40)
Equity	296	214	375	38		(21)		1,047	1,629	(36)
Strategic Advisory Services	271	354	559	(23)		(52)		1,317	1,740	(24)

Total Investment Banking net revenues	718	750	1,151	(4)		(38)		3,295	4,919	(33)

Total net revenues	(15,629)	(3,163)	(11,833)	N/M		N/M		(24,801)	(2,668)	N/M

Non-interest expenses before restructuring charge	5,793	2,833	4,044	104		43		14,912	13,677	9

Restructuring charge	2	18	—	N/M		N/M		331	—	N/M

Pre-tax (loss) / earnings from continuing operations	(21,424)	(6,014)	(15,877)	N/M		N/M		(40,044)	(16,345)	N/M

Pre-tax (loss) / earnings from continuing operations, before restructuring charge	(21,422)	(5,996)	(15,877)	N/M		N/M		(39,713)	(16,345)	N/M

Pre-tax profit margin	N/M	N/M	N/M					N/M	N/M

Pre-tax profit margin, before restructuring charge	N/M	N/M	N/M					N/M	N/M

Global Wealth Management
Global Private Client
Fee-based revenues	$ 1,387	$ 1,568	$ 1,656	(12)		(16)		$ 6,171	$ 6,278	(2)
Transactional and origination revenues	761	729	972	4		(22)		3,313	3,887	(15)
Net interest profit and related hedges(2)	558	587	565	(5)		(1)		2,387	2,318	3
Other revenues	(7)	110	116	N/M		N/M		288	416	(31)

Total Global Private Client net revenues	2,699	2,994	3,309	(10)		(18)		12,159	12,899	(6)

Global Investment Management net revenues	(64)	241	286	N/M		N/M		669	1,122	(40)

Total net revenues	2,635	3,235	3,595	(19)		(27)		12,828	14,021	(9)

Non-interest expenses before restructuring charge	2,396	2,461	2,681	(3)		(11)		10,357	10,391	(0)

Restructuring charge	—	21	—	N/M		N/M		155	—	N/M

Pre-tax (loss) / earnings from continuing operations	239	753	914	(68)		(74)		2,316	3,630	(36)

Pre-tax (loss) / earnings from continuing operations, before restructuring charge	239	774	914	(69)		(74)		2,471	3,630	(32)

Pre-tax profit margin	9.1%	23.3%	25.4%					18.1%	25.9%

Pre-tax profit margin, before restructuring charge	9.1%	23.9%	25.4%					19.3%	25.9%

Corporate
Total net revenues	$ 443	$ (56)	$ 46	N/M		N/M		$ 256	$ (103)	N/M

Non-interest expenses before restructuring charge (3)	790	2,934	3	(73)		N/M		3,723	13	N/M

Restructuring charge	—	—	—	N/M		N/M		—	—	N/M

Pre-tax (loss) / earnings from continuing operations	(347)	(2,990)	43	N/M		N/M		(3,467)	(116)	N/M

Total
Total net revenues	$(12,551)	$ 16	$ (8,192)	N/M		N/M		$(11,717)	$ 11,250	N/M

Non-interest expenses before restructuring charge	8,979	8,228	6,728	9		33		28,992	24,081	20

Restructuring charge	2	39	—	N/M		N/M		486	—	N/M

Pre-tax (loss) / earnings from continuing operations	(21,532)	(8,251)	(14,920)	N/M		N/M		(41,195)	(12,831)	N/M

Pre-tax profit margin	N/M	N/M	N/M					N/M	N/M

N/M = Not Meaningful

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)	A portion of Origination revenue is recorded in Global Wealth Management.
(2)	Includes interest component of non-qualifying derivatives which are included in Other Revenues in Attachment I and II.
(3)	For the year ended 2008 amounts include expenses of $2.5 billion related to the Temasek reset payment in 3Q08, $0.9 billion of litigation accruals recorded in 4Q08 and $0.5 billion associated with the auction rate securities repurchase program.

Merrill Lynch & Co., Inc. Consolidated Quarterly Earnings (unaudited)	Attachment IV

(In millions)

	4Q07	1Q08	2Q08	3Q08	4Q08
Revenues
Principal transactions	$(12,596)	$(2,418)	$(4,083)	$(6,573)	$(13,109)
Commissions
Listed and over-the-counter securities	1,294	1,319	1,221	1,220	1,066
Mutual funds	570	532	539	459	342
Other	60	38	51	66	42

Total	1,924	1,889	1,811	1,745	1,450
Managed accounts and other fee-based revenues
Portfolio service fees	902	892	852	857	764
Asset management fees	179	206	198	196	185
Account fees	120	117	116	115	108
Other fees	239	240	233	227	238

Total	1,440	1,455	1,399	1,395	1,295
Investment banking
Underwriting	717	543	841	490	546
Strategic advisory	550	374	317	355	267

Total	1,267	917	1,158	845	813
Earnings from equity method investments	531	431	111	4,401	(430)
Other (1)	(2,304)	(1,449)	(1,875)	(2,986)	(3,390)

Subtotal	(9,738)	825	(1,479)	(1,173)	(13,371)
Interest and dividend revenues	14,170	11,861	7,535	9,019	4,624
Less interest expense	12,624	9,752	8,172	7,830	3,804

Net interest profit	1,546	2,109	(637)	1,189	820

Revenues, net of interest expense	(8,192)	2,934	(2,116)	16	(12,551)

Non-Interest Expenses
Compensation and benefits	4,339	4,196	3,491	3,483	3,830
Communications and technology	597	555	566	546	534
Brokerage, clearing, and exchange fees	395	387	370	348	289
Occupancy and related depreciation	306	309	328	314	316
Professional fees	311	242	263	242	311
Advertising and market development	249	176	166	159	151
Office supplies and postage	64	57	55	48	55
Other	467	313	311	588	3,493
Payment related to common stock offering	—	—	—	2,500	—
Restructuring charge	—	—	445	39	2

Total Non-Interest Expenses	6,728	6,235	5,995	8,267	8,981

Pre-tax loss from continuing operations	(14,920)	(3,301)	(8,111)	(8,251)	(21,532)
Income tax benefit	(4,623)	(1,332)	(3,477)	(3,131)	(6,237)

Net loss from continuing operations	(10,297)	(1,969)	(4,634)	(5,120)	(15,295)

Discontinued operations:
Pre-tax earnings/(loss) from discontinued operations	795	(25)	(32)	(53)	(31)
Income tax expense/(benefit)	331	(32)	(12)	(21)	(15)

Net earnings/(loss) from discontinued operations	464	7	(20)	(32)	(16)

Net loss	$ (9,833)	$(1,962)	$(4,654)	$(5,152)	$(15,311)
Per Common Share Data

	4Q07	1Q08	2Q08	3Q08	4Q08
Loss from continuing operations - Basic	$ (12.57)	$ (2.20)	$ (4.95)	$ (5.56)	$ (9.61)
Loss from continuing operations - Diluted	(12.57)	(2.20)	(4.95)	(5.56)	(9.61)
Dividends paid	0.35	0.35	0.35	0.35	0.35
Book value	29.34	25.93	21.43	18.59	7.57
Adjusted book value (2)	N/M	28.93	24.94	18.90	8.24

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)	Includes gains and losses on investment securities, private equity investments, loans and other miscellaneous items.
(2)	Adjusted book value per common share is calculated by dividing: common stockholders’ equity after giving effect for conversion of convertible preferred on an “if-converted” basis by common shares outstanding adjusted for such conversion.

Merrill Lynch & Co., Inc. Supplemental Data (unaudited)	Attachment V

(Dollars in billions)

	4Q07	1Q08	2Q08	3Q08	4Q08
Client Assets
U.S.	$ 1,586	$ 1,479	$ 1,447	$ 1,333	$ 1,108
Non - U.S.	165	158	158	142	139

Total Client Assets	1,751	1,637	1,605	1,475	1,247

Assets in Annuitized-Revenue Products	655	607	630	580	466
Net New Money (1) (2)
All Client Accounts	$30	$6	$(5)	$(3)	$(10)

Annuitized-Revenue Products (3)	—	11	8	2	(10)
Balance Sheet Information: (4)
Short-term Borrowings	$ 24.9	$ 21.6	$ 19.1	$ 25.7	$ 31.2
Deposits	104.0	104.8	100.5	90.0	96.1
Long-term Borrowings	261.0	259.5	270.4	227.3	206.6
Junior Subordinated Notes (related to trust preferred securities)	5.2	5.2	5.2	5.2	5.3

Stockholders’ Equity: (4)
Preferred Stockholders’ Equity	4.4	11.0	13.7	8.6	8.6
Common Stockholders’ Equity	27.5	25.5	21.1	29.8	12.1

Total Stockholders’ Equity	31.9	36.5	34.8	38.4	20.7
Full-Time Employees (5)	64,200	63,100	60,000	60,900	58,500

Financial Advisors	16,740	16,660	16,690	16,850	16,090

Common shares outstanding (in millions):
Weighted-average - basic	825.0	974.1	984.1	1,339.0	1,606.6
Weighted-average - diluted	825.0	974.1	984.1	1,339.0	1,606.6
Period-end	939.1	985.1	985.4	1,600.1	1,600.1

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)	Net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies, as well as net inflows at BlackRock from distribution channels other than Merrill Lynch.
(2)	Net new money has been restated to include net inflows of assets which are not held in custody but generate fee revenue.
(3)	Includes both net new client assets into annuitized-revenue products, as well as existing client assets transferred into annuitized-revenue products.
(4)	Balance Sheet Information and Stockholders’ Equity are estimated for 4Q08.
(5)	Excludes full-time employees on salary continuation severance.

Merrill Lynch & Co., Inc. (Unaudited)	Attachment VI

(Dollars in millions)

U.S. Super Senior ABS CDO Exposure	Long	Short(1)	Net
September 26, 2008	$ 6,381	$(5,295)	$1,086
4Q Exposure Changes:
Sale of CDO’s and terminations of hedges	(3,228)	3,228	—
Gains / (Losses)	(1,191)	822	(369)
Liquidations / Amortization	(158)	149	(9)

December 26, 2008	$ 1,804	$(1,096)	$ 708

(1)	Hedges are affected by a variety of factors that impact the degree of their effectiveness. These factors may include differences in attachment point, timing of cash flows, control rights, limited recourse to counterparties and other basis risks.

As of December 26, 2008, Merrill Lynch’s secondary trading exposure was ($281) million compared to ($273) million at September 26, 2008.

Credit Default Swaps with Financial Guarantors on U.S. Super Senior ABS CDOs	Notional of CDS	Potential Exposure	Mark-to-Market Prior to Credit Valuation Adjustments	Life-to-Date Credit Valuation Adjustments	Carrying Value
September 26, 2008	$(2,851)	$(810)	$2,041	$(613)	$1,428
4Q Activity	20	332	312	(282)	30

December 26, 2008	$(2,831)	$(478)	$2,353	$(895)	$1,458

Credit Default Swaps with Financial Guarantors (Excluding U.S. Super Senior ABS CDO)	Notional of CDS (1)	Potential Exposure (2)	Mark-to-Market Prior to Credit Valuation Adjustments (3)	Life-to-Date Credit Valuation Adjustments (4)	Carrying Value
By counterparty credit quality (5)
AAA	$(17,293)	$(13,718)	$ 3,575	$ (804)	$2,771
AA	(16,672)	(11,851)	4,821	(1,832)	2,989
A	(1,197)	(879)	318	(118)	200
BBB	(5,570)	(4,522)	1,048	(440)	608
Non-investment grade or unrated	(9,581)	(6,570)	3,011	(1,809)	1,202

Total financial guarantor exposures for ABS CDOs	$(50,313)	$(37,540)	$12,773	$(5,003)	$7,770

(1)	The gross notional amount of CDS purchased as protection to hedge predominantly Corporate CDO, CLO, RMBS and CMBS exposure was $50.3 billion and $58.0 billion at December 26, 2008, and September 26, 2008, respectively. This decline was due to terminations, foreign exchange revaluations and amortization of the underlying reference entities on the CDS. Amounts do not include exposure with financial guarantors on U.S. Super Senior ABS CDO’s which are reported separately above.
(2)	The notional of the total CDS, net of gains prior to credit valuation adjustments, was $37.5 billion and $51.4 billion at December 26, 2008 and September 26, 2008, respectively.
(3)	Represents life-to-date mark-to-market gains prior to credit valuation adjustments. Balance was $12.8 billion and $6.6 billion as of December 26, 2008 and September 26, 2008, respectively. This increase was largely driven by further deterioration of U.S. CMBS and CLO underlying assets.
(4)	Represents life-to-date credit valuation adjustments. Balance was $5.0 billion and $2.1 billion as of December 26, 2008 and September 26, 2008, respectively.
(5)	Represents S&P rating band as of December 26, 2008.

Merrill Lynch & Co., Inc. (Unaudited)	Attachment VII

	Net exposures as of Sep. 26, 2008	Net gains/(losses) reported in income	Other net changes in net exposures (1)	Net exposures as of Dec. 26, 2008	Percent Inc/(Dec)
Residential Mortgage-Related (excluding U.S. Banks investment securities portfolio):

U.S. Prime (2)	$34,637	$ 101	$ 61	$34,799	0%

Other Residential:
U.S. Sub-prime	295	(113)	13	195	(34)%
U.S. Alt-A	25	(18)	20	27	8%
Non-U.S.	4,644	(250)	(1,014)	3,380	(27)%

Total Other Residential (3)	$ 4,964	$(381)	$ (981)	$ 3,602	(27)%

(1)	Represents U.S. Prime originations, foreign exchange revaluations, hedges, paydowns, changes in loan commitments and related funding.
(2)	As of December 26, 2008, net exposures include approximately $31.1 billion of prime loans originated with GWM clients (of which $15.0 billion were originated by First Republic Bank).
(3)	Includes warehouse lending, whole loans and residential mortgage-backed securities.

	Net exposures as of Sep. 26, 2008	Net gains/(losses) reported in income (2)	Unrealized gains/(losses) included in OCI (pre-tax) (3)	Other net changes in net exposures (4)	Net exposures as of Dec. 26, 2008	Percent Inc/(Dec)
U.S. Banks Investment Securities Portfolio:
Sub-prime residential mortgage-backed securities	$ 2,702	$ (152)	$ (418)	$(119)	$ 2,013	(25)%
Alt-A residential mortgage-backed securities	3,498	(846)	(209)	(148)	2,295	(34)%
Commercial mortgage-backed securities	5,040	(99)	(2,407)	591	3,125	(38)%
Prime residential mortgage-backed securities	2,509	(48)	(464)	(152)	1,845	(26)%
Non-residential asset-backed securities	723	(2)	(92)	(3)	626	(13)%
Non-residential CDOs	486	(5)	(145)	(7)	329	(32)%
Agency residential asset-backed securities	492	(10)	—	(476)	6	(99)%
Other	207	—	(13)	(2)	192	(7)%

Total (1)	$15,657	$(1,162)	$(3,748)	$(316)	$10,431	(33)%

(1)	The December 26, 2008 net exposures include investment securities of approximately $6.0 billion recorded in a non-U.S. Banks legal entity.
(2)	Primarily represents losses on certain securities deemed to be other-than-temporarily impaired.
(3)	The cumulative, pre-tax balance in OCI related to this portfolio was approximately negative $9.3 billion as of December 26, 2008.
(4)	Primarily represents principal paydowns, sales and hedges.

	Net exposures as of Sep. 26, 2008	Net gains/(losses) reported in income	Other net changes in net exposures (1)	Net exposures as of Dec. 26, 2008	Percent Inc/(Dec)
Commercial Real Estate:
Whole Loans/Conduits	$ 6,128	$ (475)	$(1,808)	$3,845	(37)%
Securities and Derivatives	555	(187)	(194)	174	(69)%
Real Estate Investments (2)	6,136	(469)	18	5,685	(7)%

Total Commercial Real Estate, excluding First Republic Bank	$12,819	$(1,131)	$(1,984)	$9,704	(24)%

First Republic Bank	$ 2,933	$ 12	$ 174	$3,119	6%

(1)	Primarily represents sales, paydowns and foreign exchange revaluations.
(2)	The Company makes equity and debt investments in entities whose underlying assets are real estate. The Company consolidates those entities in which we are the primary beneficiary in accordance with FIN No. 46-R, Consolidation of Variable Interest Entities (revised December 2003)—an interpretation of ARB No. 51. The Company does not consider itself to have economic exposure to the total underlying assets in those entities. The amounts presented are the Company’s net investment and therefore exclude the amounts that have been consolidated but for which the Company does not consider itself to have economic exposure.